UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1−K/A

Amendment No. 2 to

ANNUAL REPORT PURSUANT TO REGULATION A

OF THE SECURITIES ACT OF 1933

For the fiscal year ended December 31, 2025

My Racehorse CA LLC

(Exact name of issuer as specified in its charter)

Nevada	83–0848007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2456 Fortune Dr., Suite 110, Lexington KY, 40509

(Full mailing address of principal executive offices)

909–740–9175

(Issuer’s telephone number, including area code)

www.myracehorse.com

(Issuer’s website)

Series LLC Interests*

(Title of each class of securities issued pursuant to Regulation A)

(*Certain Series LLC Interests are qualified but not yet issued under Reg. A)

EXPLANATORY NOTE

This Amendment No. 2 on Form 1-K/A (this "Amended Annual Report") amends the Annual Report on Form 1-K of My Racehorse CA LLC (the "Company") for the fiscal year ended December 31, 2025, as originally filed with the Securities and Exchange Commission on April 27, 2026, and as subsequently amended on August 31, 2026. This Amended Annual Report is being filed to revise the Report of Independent Registered Public Accounting Firm to include an opinion on the financial statements of the Company and each Series, in response to comments received from the Staff of the Securities and Exchange Commission. Except as described above, no other changes have been made to the Annual Report, and this Amended Annual Report does not reflect events occurring after the original filing date or modify or update the disclosures therein in any way other than as required to reflect the amendment set forth herein.

MY RACEHORSE CA LLC

SECTION	PAGE

ITEM 7. FINANCIAL STATEMENTS	1

i

ITEM 7. FINANCIAL STATEMENTS

Index to Financial Statements

My Racehorse CA LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024, AND FOR THE YEARS THEN ENDED:

Report of Independent Registered Public Accounting Firm	F-1
Consolidated and Consolidating Balance Sheets	F-3
Consolidated and Consolidating Statements of Operations	F-51
Consolidated and Consolidating Statements of Changes in Members’ Equity/(Deficit)	F-99
Consolidated and Consolidating Statements of Cash Flows	F-147
Notes to the Consolidated and Consolidating Financial Statements	F-195

1

INDEPENDENT AUDITOR’S REPORT

April 16, 2026

To: Experiential Squared, Inc as manager of My Racehorse CA LLC

Re: 2025 and 2024 Financial Statement Audit

We have audited the accompanying consolidated and consolidating financial statements of MY RACEHORSE CA, LLC (a series limited liability company organized in Nevada) (the “Company”), which comprise the balance sheets as of December 31, 2025 and 2024, and the related consolidated and consolidating statements of operations, changes in members’ equity, and cash flows for the calendar year periods ended December 31, 2025 and 2024, and the related notes to such financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

F-1

Opinion

In our opinion, the consolidated and consolidating financial statements and each Series’ financial statements referred to above present fairly, in all material respects, the consolidated and consolidating financial position of the Company as of December 31, 2025 and 2024, the financial position of each listed Series as of December 31, 2025 and 2024, the results of the Company’s consolidated and consolidating operations and its cash flows for the years ended December 31, 2025 and 2024, and the results of each listed Series’ operations and cash flows for the periods ended December 31, 2025 and 2024, in accordance with accounting principles generally accepted in the United States of America.

Sincerely,

IndigoSpire CPA, PC

IndigoSpire CPA,PC

San José, CA

April 16, 2026

F-2

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	1,734	–
Total Long-term Liabilities	–	–	–	–	–	–	1,734	–

Total Liabilities	–	–	–	–	–	–	1,734	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions in series, net of distributions (See Note 6)	147,299	83,657	157,908	74,719	8,998	77,255	407,286	125,935
Retained earnings/(Accumulated deficit)	(147,299)	(152,362)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Total Members' Equity/(Deficit)	–	(0)	–	–	–	–	(1,734)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(0)	$–	$–	$–	$–	$(0)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-3

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(88,001)	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(88,001)	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(88,001)	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	1,893	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	1,893	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	180,389	–	–	–	–	–	–
Total Long-term Liabilities	–	180,389	–	–	–	–	–	–

Total Liabilities	–	182,282	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	1,670,957	264,845	110,544	730,555	38,000	726,000	84,467
Retained earnings/(Accumulated deficit)	(90,928)	(1,941,240)	(305,037)	(174,824)	(730,555)	(54,469)	(774,373)	(120,467)
Total Members' Equity/(Deficit)	–	(270,283)	(0)	(0)	(0)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(88,001)	$(0)	$(0)	$(0)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-4

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	8,678	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	8,678	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$8,678	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	92,318	27,877	45,000
Subscriptions in series, net of distributions (See Note 6)	11,750	483,671	44,400	470,927	283,931	90,706	967,950	117,533
Retained earnings/(Accumulated deficit)	(11,750)	(483,671)	(44,400)	(470,927)	(283,931)	(174,347)	(995,828)	(162,533)
Total Members' Equity/(Deficit)	–	0	–	–	–	8,678	(0)	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$0	$–	$–	$–	$8,678	$(0)	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-5

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(25,954)	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	(25,954)	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$(25,954)	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Retained earnings/(Accumulated deficit)	(522,754)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Total Members' Equity/(Deficit)	(25,954)	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(25,954)	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-6

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	84,117	26,026	176,000	84,305	188,980	267,068	164,938	459,300
Retained earnings/(Accumulated deficit)	(84,117)	(26,026)	(176,000)	(132,305)	(188,980)	(267,067)	(164,938)	(459,300)
Total Members' Equity/(Deficit)	–	–	–	–	–	0	–	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$0	$–	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-7

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	153,823	–	–	–	57,086	–	–
Subscriptions in series, net of distributions (See Note 6)	622,200	(77,419)	129,991	176,843	–	74,753	126,676	369,790
Retained earnings/(Accumulated deficit)	(622,200)	(76,404)	(129,991)	(176,843)	(0)	(131,839)	(126,676)	(369,790)
Total Members' Equity/(Deficit)	(0)	0	–	–	(0)	0	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(0)	$0	$–	$–	$(0)	$0	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-8

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	27,658	–
Prepaid expense	–	–	–	–	–	–	347	–
Total Current Assets	–	–	–	–	–	–	28,004	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$28,004	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	12,000	–	–	–	–	7,500	–	–
Subscriptions in series, net of distributions (See Note 6)	107,144	(236,882)	70,877	268,087	71,626	21,121	378,305	(371,994)
Retained earnings/(Accumulated deficit)	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(350,301)	371,994
Total Members' Equity/(Deficit)	–	–	–	–	–	–	28,004	(0)

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$28,004	$(0)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-9

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	504,957	199,520	–	204,850	44,768	426,088	20,025	26,000
Retained earnings/(Accumulated deficit)	(504,956)	(199,520)	0	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Total Members' Equity/(Deficit)	0	–	0	–	(0)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$–	$0	$–	$(0)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-10

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	475,346	127,231	143,750	141,076	327,772	9,293	7,075	3,824
Retained earnings/(Accumulated deficit)	(475,346)	(127,231)	(150,196)	(141,076)	(327,772)	(9,293)	(7,075)	(3,824)
Total Members' Equity/(Deficit)	0	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-11

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	38,175	–	–	–	–	–
Prepaid expense	–	–	10,080	–	–	–	–	–
Total Current Assets	–	–	48,255	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$48,255	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	7,755	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	7,755	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	7,755	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	93,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	198,842	132,253	(1,613,823)	179,649	(22,516)	83,877	31,250	285,395
Retained earnings/(Accumulated deficit)	(198,842)	(132,253)	1,654,323	(179,649)	(70,484)	(83,877)	(31,984)	(285,395)
Total Members' Equity/(Deficit)	(0)	–	40,500	–	0	–	–	(0)

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(0)	$–	$48,255	$–	$0	$–	$–	$(0)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-12

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	296,128	223,434	151,682	21,628	26,129	240,886	238,466
Retained earnings/(Accumulated deficit)	(355,378)	(296,128)	(223,434)	(151,682)	(21,628)	(26,129)	(240,886)	(238,466)
Total Members' Equity/(Deficit)	–	0	–	0	–	–	–	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$0	$–	$0	$–	$–	$–	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-13

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	16,634	83,294	–	–	–	–	66,747	55,909
Subscriptions in series, net of distributions (See Note 6)	304,000	84,613	21,100	20,000	23,850	33,000	136,250	454,720
Retained earnings/(Accumulated deficit)	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	(0)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$(0)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-14

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	–	–	15,606	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	106,555	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	325,624	158,462	83,956	–	642,618	248,880	95,535	219,885
Retained earnings/(Accumulated deficit)	(325,624)	(158,462)	(190,511)	(15,606)	(642,618)	(250,621)	(125,924)	(219,885)
Total Members' Equity/(Deficit)	(0)	–	0	(15,606)	0	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(0)	$–	$0	$–	$0	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-15

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	294,400	431,073	170,755	555,927	23,290	19,775	20,000	386,662
Retained earnings/(Accumulated deficit)	(294,400)	(431,073)	(170,755)	(555,927)	(23,290)	(19,775)	(42,953)	(386,662)
Total Members' Equity/(Deficit)	0	0	–	0	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$0	$–	$0	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-16

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	73,346	–	(208)	–	–	–	–	–
Prepaid expense	700	–	–	–	–	–	–	–
Total Current Assets	74,046	–	(208)	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$74,046	$–	$(208)	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Retained earnings/(Accumulated deficit)	3,456,046	(28,570)	(339,741)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Total Members' Equity/(Deficit)	74,046	–	(208)	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$74,046	$–	$(208)	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-17

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	12,000	105,050	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(203,094)	14,000	11,983	210,745	16,483
Retained earnings/(Accumulated deficit)	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Total Members' Equity/(Deficit)	–	–	–	(0)	–	0	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$(0)	$–	$0	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-18

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	21,600	–	–	–	–	27,000	–	39,490
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	955,354	229,000	84,954	16,165	322,400
Retained earnings/(Accumulated deficit)	(147,600)	(106,360)	(995,885)	(955,354)	(229,000)	(111,954)	(16,165)	(361,890)
Total Members' Equity/(Deficit)	–	–	–	0	–	–	–	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$0	$–	$–	$–	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-19

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$0	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	28,359	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	140,927	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Retained earnings/(Accumulated deficit)	(169,286)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Total Members' Equity/(Deficit)	0	–	–	–	–	(0)	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$–	$–	$–	$–	$(0)	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-20

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	36,000	–	99,000	–	–	11,843
Subscriptions in series, net of distributions (See Note 6)	478,235	291,048	110,389	261,791	(197,843)	382,204	25,194	–
Retained earnings/(Accumulated deficit)	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Total Members' Equity/(Deficit)	–	(0)	–	–	–	–	(0)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(0)	$–	$–	$–	$–	$(0)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-21

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	1,996	–	–	–	24,577	–	–
Prepaid expense	–	–	–	–	–	26	–	–
Total Current Assets	–	1,996	–	–	–	24,604	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	16,147	–	–	–	13,300	–	–
Total Non-Current Assets	–	16,147	–	–	–	13,300	–	–

TOTAL ASSETS	$–	$18,143	$–	$–	$–	$37,904	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	82,600	91,598	35,374	47,528	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	308,325	139,827	126,369	147,108	363,071	336,975	–	–
Retained earnings/(Accumulated deficit)	(390,925)	(213,281)	(161,743)	(194,636)	(363,072)	(299,071)	–	–
Total Members' Equity/(Deficit)	0	18,143	0	0	(0)	37,904	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$18,143	$0	$0	$(0)	$37,904	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-22

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	1,714	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(17,685)	–	17,200	–	51,840	8,210	–
Prepaid expense	–	–	–	–	–	174	–	–
Total Current Assets	–	(17,685)	–	17,200	–	53,728	8,210	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	28,196	–	–	–	190,928	42,095	–
Total Non-Current Assets	–	28,196	–	–	–	190,928	42,095	–

TOTAL ASSETS	$–	$10,511	$–	$17,200	$–	$244,655	$50,306	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	92,723	483,856	509,080	362,202	680,310	1,079,160	413,101	907,727
Retained earnings/(Accumulated deficit)	(92,723)	(473,345)	(509,080)	(345,002)	(680,310)	(834,505)	(362,795)	(907,727)
Total Members' Equity/(Deficit)	0	10,510	(0)	17,200	(0)	244,655	50,306	0

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$0	$10,510	$(0)	$17,200	$(0)	$244,655	$50,306	$0

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-23

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	17,003	126,686	54,636	106,299	41,536	94,135	101,971	58,125
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	17,003	126,686	54,636	106,299	41,536	94,135	101,971	58,125

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	58,427	281,397	132,300	281,850	53,184	189,927	210,415	117,536
Total Non-Current Assets	58,427	281,397	132,300	281,850	53,184	189,927	210,415	117,536

TOTAL ASSETS	$75,430	$408,082	$186,936	$388,150	$94,721	$284,062	$312,385	$185,910

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$(0)	$–	$4,257
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	(0)	–	4,257

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	(0)	–	4,257

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	521,700	1,140,000	632,100	763,800	407,550	790,000	870,000	352,206
Retained earnings/(Accumulated deficit)	(446,269)	(731,918)	(445,164)	(375,651)	(312,829)	(505,938)	(557,615)	(180,802)
Total Members' Equity/(Deficit)	75,431	408,082	186,936	388,150	94,721	284,062	312,385	171,404

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$75,431	$408,082	$186,936	$388,150	$94,721	$284,062	$312,385	$175,660

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-24

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	Series Restless Rider 23	Series Stirred 23
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	184,840	121,121	79,760	66,962	56,820	79,746	216,972	116,685
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	184,840	121,121	79,760	66,962	56,820	79,746	216,972	116,685

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	344,158	225,603	125,035	137,148	122,850	118,371	450,406	175,595
Total Non-Current Assets	344,158	225,603	125,035	137,148	122,850	118,371	450,406	175,595

TOTAL ASSETS	$528,999	$346,724	$204,795	$204,109	$179,670	$198,118	$667,379	$292,280

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$23,025	$–	$–	$31,835	$38,715
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	23,025	–	–	31,835	38,715

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	23,025	–	–	31,835	38,715

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	1,093,300	713,700	360,091	371,142	331,488	350,000	1,146,089	471,600
Retained earnings/(Accumulated deficit)	(564,301)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)
Total Members' Equity/(Deficit)	528,999	346,724	204,795	181,085	179,670	198,118	635,543	253,565

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$528,999	$346,724	$204,795	$204,109	$179,670	$198,118	$667,379	$292,280

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-25

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series Divine Mercy 24	Series Bernin Midnight 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	175,272	69,701	153,387	127,296	103,844	230,936	101,322	90,060
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	175,272	69,701	153,387	127,296	103,844	230,936	101,322	90,060

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	348,972	47,575	173,250	179,598	269,397	212,528	171,870	170,616
Total Non-Current Assets	348,972	47,575	173,250	179,598	269,397	212,528	171,870	170,616

TOTAL ASSETS	$524,244	$117,276	$326,637	$306,894	$373,241	$443,464	$273,192	$260,676

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$40,082	$2,558	$373,375	$44,640	$252,694	$487,200	$304,088	$91,270
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	40,082	2,558	373,375	44,640	252,694	487,200	304,088	91,270

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	40,082	2,558	373,375	44,640	252,694	487,200	304,088	91,270

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	971,355	212,072	–	394,200	248,157	–	–	317,811
Retained earnings/(Accumulated deficit)	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)
Total Members' Equity/(Deficit)	484,162	114,719	(46,738)	262,254	120,547	(43,736)	(30,895)	169,407

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$524,244	$117,276	$326,637	$306,894	$373,241	$443,464	$273,192	$260,676

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-26

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2025 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series Paddock Buzz	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	1,714
Horse reserve funds receivable from Manager (see Note 4)	171,734	144,868	146,421	117,743	115,647	–	3,391,361
Prepaid expense	–	–	–	–	–	–	11,326
Total Current Assets	171,734	144,868	146,421	117,743	115,647	–	3,404,401

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	1,149,467	263,468	96,250	301,088	317,625	–	7,016,573
Total Non-Current Assets	1,149,467	263,468	96,250	301,088	317,625	–	7,016,573

TOTAL ASSETS	$1,321,201	$408,336	$242,671	$418,830	$433,272	$–	$10,420,974

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$878,499	$465,343	$273,688	$285,097	$246,413	$–	$3,842,776
Accrued expense	–	–	–	–	–	–	9,647
Deferred revenue	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–
Total Current Liabilities	878,499	465,343	273,688	285,097	246,413	–	3,852,423

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	197,728
Total Long-term Liabilities	–	–	–	–	–	–	197,728

Total Liabilities	878,499	465,343	273,688	285,097	246,413	–	4,050,151

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	2,098,779
Subscriptions in series, net of distributions (See Note 6)	839,726	–	–	308,763	356,120	–	44,447,863
Retained earnings/(Accumulated deficit)	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(40,175,819)
Total Members' Equity/(Deficit)	442,702	(57,007)	(31,017)	133,733	186,859	–	6,370,823

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$1,321,201	$408,336	$242,671	$418,830	$433,272	$–	$10,420,974

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-27

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$0	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	1,734	–
Total Long-term Liabilities	–	–	–	–	–	–	1,734	–

Total Liabilities	–	–	–	–	–	–	1,734	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions in series, net of distributions (See Note 6)	147,299	83,658	157,908	74,719	8,998	77,255	407,286	125,935
Retained earnings/(Accumulated deficit)	(147,299)	(152,363)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	(1,734)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-28

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(164,256)	–	–	27,143	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(164,256)	–	–	27,143	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(164,256)	$–	$–	$27,143	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	1,892	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	27,143	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	1,892	–	–	27,143	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	520,733	–	–	–	–	–	–
Total Long-term Liabilities	–	520,733	–	–	–	–	–	–

Total Liabilities	–	522,625	–	–	27,143	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	1,813,083	264,845	110,544	730,557	38,000	726,000	84,467
Retained earnings/(Accumulated deficit)	(90,928)	(2,499,964)	(305,037)	(174,824)	(730,557)	(54,469)	(774,373)	(120,467)
Total Members' Equity/(Deficit)	–	(686,881)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(164,256)	$–	$–	$27,143	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-29

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	8,786	–	–	–	9,296	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	8,786	–	–	–	9,296	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	9,158	–	–
Total Non-Current Assets	–	–	–	–	–	9,158	–	–

TOTAL ASSETS	$–	$8,786	$–	$–	$–	$18,454	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	8,786	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	8,786	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	8,786	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	62,318	27,877	45,000
Subscriptions in series, net of distributions (See Note 6)	11,750	483,670	44,400	470,927	283,931	94,917	967,950	117,532
Retained earnings/(Accumulated deficit)	(11,750)	(483,670)	(44,400)	(470,927)	(283,931)	(138,781)	(995,827)	(162,532)
Total Members' Equity/(Deficit)	–	–	–	–	–	18,454	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$8,786	$–	$–	$–	$18,454	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-30

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	28,373	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	28,373	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$28,373	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Retained earnings/(Accumulated deficit)	(468,427)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Total Members' Equity/(Deficit)	28,373	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$28,373	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-31

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	1,638
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	4,972	–	37,098
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	4,972	–	38,736

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	70,095
Total Non-Current Assets	–	–	–	–	–	–	–	70,095

TOTAL ASSETS	$–	$–	$–	$–	$–	$4,972	$–	$108,831

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	4,972	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	4,972	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	4,972	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	84,117	26,026	176,000	84,306	188,981	267,068	164,938	560,520
Retained earnings/(Accumulated deficit)	(84,117)	(26,026)	(176,000)	(132,306)	(188,981)	(267,068)	(164,938)	(451,689)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	108,831

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$4,972	$–	$108,831

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-32

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	5,000	–	–
Horse reserve funds receivable from Manager (see Note 4)	21,585	–	–	–	–	(5,000)	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	21,585	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	73,500	–	–	–	–	–	–	–
Total Non-Current Assets	73,500	–	–	–	–	–	–	–

TOTAL ASSETS	$95,085	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	153,823	–	–	–	57,086	–	–
Subscriptions in series, net of distributions (See Note 6)	622,200	(77,420)	129,991	176,843	–	74,753	126,677	369,790
Retained earnings/(Accumulated deficit)	(527,115)	(76,403)	(129,991)	(176,843)	–	(131,839)	(126,677)	(369,790)
Total Members' Equity/(Deficit)	95,085	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$95,085	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-33

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	347	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	52,933	15,882
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	53,280	15,882

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	37,042	73,270
Total Non-Current Assets	–	–	–	–	–	–	37,042	73,270

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$90,322	$89,152

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	12,000	–	–	–	–	7,500	–	–
Subscriptions in series, net of distributions (See Note 6)	107,143	(236,882)	70,877	268,087	71,626	21,121	378,304	562,887
Retained earnings/(Accumulated deficit)	(119,143)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(287,982)	(473,735)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	90,322	89,152

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$90,322	$89,152

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-34

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	504,956	199,520	–	204,850	44,768	426,088	20,025	26,000
Retained earnings/(Accumulated deficit)	(504,956)	(199,520)	–	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-35

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	12,895	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	12,895	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$12,895	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	12,895	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	12,895	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	12,895	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	475,347	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Retained earnings/(Accumulated deficit)	(475,347)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$12,895	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-36

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	10,080	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	33,512	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	43,592	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$43,592	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	7,754	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	7,754	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	7,754	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	93,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	198,842	132,253	(224,978)	179,649	(22,517)	83,877	31,250	285,394
Retained earnings/(Accumulated deficit)	(198,842)	(132,253)	260,816	(179,649)	(70,483)	(83,877)	(31,984)	(285,394)
Total Members' Equity/(Deficit)	–	–	35,838	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$43,592	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-37

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	296,127	223,434	151,682	21,628	26,129	240,885	238,466
Retained earnings/(Accumulated deficit)	(355,378)	(296,127)	(223,434)	(151,682)	(21,628)	(26,129)	(240,885)	(238,466)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-38

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	16,633	83,294	–	–	–	–	66,747	55,909
Subscriptions in series, net of distributions (See Note 6)	304,000	84,614	21,100	20,000	23,850	33,000	136,250	454,720
Retained earnings/(Accumulated deficit)	(320,633)	(167,908)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-39

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	15,092	–	(2,989)	(6,171)	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	15,092	–	(2,989)	(6,171)	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	28,962	–	12,470	–	–	–	–	–
Total Non-Current Assets	28,962	–	12,470	–	–	–	–	–

TOTAL ASSETS	$44,054	$–	$9,481	$(6,171)	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	23	–	–	–	–
Total Current Liabilities	–	–	–	23	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	–	–	15,629	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	54,926	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	339,000	158,463	102,055	–	642,618	248,880	95,535	219,885
Retained earnings/(Accumulated deficit)	(294,946)	(158,463)	(147,499)	(21,801)	(642,618)	(250,621)	(125,924)	(219,885)
Total Members' Equity/(Deficit)	44,054	–	9,482	(21,801)	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$44,054	$–	$9,482	$(6,171)	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-40

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(30,534)	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	(30,534)	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$(30,534)	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	294,400	434,766	170,755	555,927	23,290	19,776	20,000	386,662
Retained earnings/(Accumulated deficit)	(324,934)	(434,766)	(170,755)	(555,927)	(23,290)	(19,776)	(42,953)	(386,662)
Total Members' Equity/(Deficit)	(30,534)	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(30,534)	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-41

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	700	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	157,573	–	35,367	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	158,273	–	35,367	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	6,323	–	37,634	–	–	–	–	–
Total Non-Current Assets	6,323	–	37,634	–	–	–	–	–

TOTAL ASSETS	$164,596	$–	$73,001	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Retained earnings/(Accumulated deficit)	3,546,596	(28,570)	(266,532)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Total Members' Equity/(Deficit)	164,596	–	73,001	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$164,596	$–	$73,001	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-42

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	12,000	105,050	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(203,093)	14,000	11,983	210,745	16,483
Retained earnings/(Accumulated deficit)	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-43

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(96,566)	–	72,219	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(96,566)	–	72,219	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(96,566)	$–	$72,219	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	72,219	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	72,219	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	72,219	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	21,600	–	–	–	–	27,000	–	39,490
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	955,355	229,000	84,955	16,165	322,400
Retained earnings/(Accumulated deficit)	(147,600)	(202,926)	(995,885)	(955,355)	(229,000)	(111,955)	(16,165)	(361,890)
Total Members' Equity/(Deficit)	–	(96,566)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(96,566)	$–	$72,219	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-44

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	28,359	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	140,928	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Retained earnings/(Accumulated deficit)	(169,287)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-45

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	36,000	–	99,000	–	–	11,843
Subscriptions in series, net of distributions (See Note 6)	478,235	291,049	110,389	261,791	(197,843)	382,204	25,194	–
Retained earnings/(Accumulated deficit)	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-46

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	26	–	–
Horse reserve funds receivable from Manager (see Note 4)	9,961	176	–	(2,528)	–	59,472	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	9,961	176	–	(2,528)	–	59,499	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	94,380	67,138	–	55,533	–	55,300	–	–
Total Non-Current Assets	94,380	67,138	–	55,533	–	55,300	–	–

TOTAL ASSETS	$104,341	$67,314	$–	$53,005	$–	$114,799	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	69,400	46,774	35,374	36,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	338,713	154,377	126,370	170,386	363,072	348,750	–	–
Retained earnings/(Accumulated deficit)	(303,772)	(133,837)	(161,744)	(153,381)	(363,072)	(233,951)	–	–
Total Members' Equity/(Deficit)	104,341	67,314	–	53,006	–	114,799	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$104,341	$67,314	$–	$53,006	$–	$114,799	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-47

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	32	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	17,080	36,561	66,286	64,241	103,823	116,227	50,101	182,310
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	17,080	36,561	66,286	64,241	103,854	116,227	50,101	182,310

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	19,264	115,700	158,255	120,583	201,532	396,203	112,317	248,420
Total Non-Current Assets	19,264	115,700	158,255	120,583	201,532	396,203	112,317	248,420

TOTAL ASSETS	$36,345	$152,261	$224,541	$184,824	$305,386	$512,430	$162,418	$430,730

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$231,797	$–	$–	$–	$–
Accrued expense	–	–	–	–	3,622	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	231,797	3,622	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	231,797	3,622	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	111,891	497,988	669,500	83,400	765,000	1,101,600	413,100	1,018,011
Retained earnings/(Accumulated deficit)	(75,546)	(345,727)	(444,959)	(130,373)	(463,236)	(589,170)	(250,682)	(587,281)
Total Members' Equity/(Deficit)	36,345	152,261	224,541	(46,973)	301,764	512,430	162,418	430,730

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$36,345	$152,261	$224,541	$184,824	$305,386	$512,430	$162,418	$430,730

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-48

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	60,819	187,876	137,427	170,837	135,869	167,933	164,216	106,278
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	60,819	187,876	137,427	170,837	135,869	167,933	164,216	106,278

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	152,927	499,313	220,185	312,600	91,601	299,927	332,081	117,536
Total Non-Current Assets	152,927	499,313	220,185	312,600	91,601	299,927	332,081	117,536

TOTAL ASSETS	$213,746	$687,189	$357,612	$483,437	$227,470	$467,860	$496,297	$223,814

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$12,899	$–	$260,922	$–	$92,820	$237,843	$109,654
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	12,899	–	260,922	–	92,820	237,843	109,654

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	12,899	–	260,922		92,820	237,843	109,654

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	521,700	1,140,000	651,300	420,108	415,000	662,099	511,734	208,270
Retained earnings/(Accumulated deficit)	(307,954)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,280)	(94,110)
Total Members' Equity/(Deficit)	213,746	674,290	357,612	222,515	227,490	375,040	258,454	114,160

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$213,746	$687,189	$357,612	$483,437	$227,490	$467,860	$496,297	$223,814

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-49

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$0	$–
Accounts receivable	–	17,823
Horse reserve funds receivable from Manager (see Note 4)	(12,596)	2,049,599
Prepaid expense	–	–
Total Current Assets	(12,596)	2,067,422

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	566,558	4,585,807
Total Non-Current Assets	566,558	4,585,807

TOTAL ASSETS	$553,962	$6,653,229

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$593,000	$1,538,935
Accrued expense	–	13,268
Deferred revenue	–	–
Distributions payable	–	126,015
Interest payable	–	23
Total Current Liabilities	593,000	1,678,241

Long-term Liabilities:
Long-term debt - related party	–	538,073
Total Long-term Liabilities	–	538,073

Total Liabilities	593,000	2,216,314

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	1,947,597
Subscriptions in series, net of distributions (See Note 6)	–	37,833,878
Retained earnings/(Accumulated deficit)	(39,038)	(35,344,560)
Total Members' Equity/(Deficit)	(39,038)	4,436,915

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$553,962	$6,653,229

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-50

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-51

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$–	$699,234	$–	$–	$–	$–	$–	$–
Cost of revenues	–	(23,802)	–	–	–	–	–	–
Gross Profit/(Loss)	–	675,432	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	87,404	–	–	–	–	–	–
General and administrative	–	14,111	–	–	–	–	–	–
Sales and marketing	–	13,164	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	114,680	–	–	–	–	–	–

Income/(Loss) from Operations	–	560,752	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	(2,027)	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(2,027)	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$558,725	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-52

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$–	$–	$–	$–	$11,950	$–	$–
Cost of revenues	–	–	–	–	–	(35,358)	–	–
Gross Profit/(Loss)	–	–	–	–	–	(23,408)	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	9,158	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	3,000	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	12,158	–	–

Income/(Loss) from Operations	–	–	–	–	–	(35,566)	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$(35,566)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-53

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane

Revenues	$11,710	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(54,687)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(42,977)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	11,350	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	11,350	–	–	–	–	–	–	–

Income/(Loss) from Operations	(54,327)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(54,327)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-54

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21

Revenues	$–	$–	$–	$–	$–	$–	$–	$4,388
Cost of revenues	–	–	–	–	–	–	–	(23,823)
Gross Profit/(Loss)	–	–	–	–	–	–	–	(19,435)

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	70,095
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	12,725
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	(94,628)
Total Operating Expenses	–	–	–	–	–	–	–	(11,808)

Income/(Loss) from Operations	–	–	–	–	–	–	–	(7,627)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	17
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	17

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$(7,611)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-55

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(19,326)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(19,326)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	33,833	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	4,900	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(39,667)	–	–	–	–	–	–	–
Total Operating Expenses	78,400	–	–	–	–	–	–	–

Income/(Loss) from Operations	(97,726)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	2,642	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	2,642	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(95,085)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-56

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$–	$–	$–	$–	$–	$–	$26,675	$212,588
Cost of revenues	–	–	–	–	–	–	(42,093)	(142,709)
Gross Profit/(Loss)	–	–	–	–	–	–	(15,418)	69,880

Operating Expenses:
Depreciation	–	–	–	–	–	–	37,042	56,440
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	9,857	114,057
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	946,346
Total Operating Expenses	–	–	–	–	–	–	46,899	(775,850)

Income/(Loss) from Operations	–	–	–	–	–	–	(62,317)	845,729

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(62,317)	$845,729

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-57

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-58

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-59

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$–	$–	$1,258,966	$–	$–	$–	$–	$–
Cost of revenues	–	–	(534,054)	–	–	–	–	–
Gross Profit/(Loss)	–	–	724,912	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	251,250	–	–	–	–	–
General and administrative	–	–	380,953	–	–	–	–	–
Sales and marketing	–	–	11,703	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	1,312,500	–	–	–	–	–
Total Operating Expenses	–	–	(668,595)	–	–	–	–	–

Income/(Loss) from Operations	–	–	1,393,507	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$1,393,507	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-60

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-61

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-62

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$–	$–	$10,480	$–	$–	$–	$–	$–
Cost of revenues	(9,300)	–	(38,421)	–	–	–	–	–
Gross Profit/(Loss)	(9,300)	–	(27,941)	–	–	–	–	–

Operating Expenses:
Depreciation	10,361	–	12,470	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	2,400	–	2,600	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	8,618	–	–	–	–	–	–	–
Total Operating Expenses	21,379	–	15,070	–	–	–	–	–

Income/(Loss) from Operations	(30,678)	–	(43,012)	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	6,195	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	6,195	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(30,678)	$–	$(43,012)	$6,195	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-63

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19

Revenues	$20,565	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(32,573)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(12,008)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	3,600	(3,693)	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(40,000)	–	–	–	–	–	–	–
Total Operating Expenses	(36,400)	(3,693)	–	–	–	–	–	–

Income/(Loss) from Operations	24,392	3,693	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	6,142	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	6,142	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$30,534	$3,693	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-64

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$–	$–	$6,770	$–	$–	$–	$–	$–
Cost of revenues	(45,568)	–	(31,377)	–	–	–	–	–
Gross Profit/(Loss)	(45,568)	–	(24,607)	–	–	–	–	–

Operating Expenses:
Depreciation	6,323	–	37,634	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	17,315	–	10,968	–	–	–	–	–
Sales and marketing	12,788	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	8,558	–	–	–	–	–	–	–
Total Operating Expenses	44,983	–	48,602	–	–	–	–	–

Income/(Loss) from Operations	(90,551)	–	(73,209)	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(90,551)	$–	$(73,209)	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-65

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-66

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$4,355	$–	$–	$–	$–	$–	$–
Cost of revenues	–	(56,084)	–	–	–	–	–	–
Gross Profit/(Loss)	–	(51,729)	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	1,651	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	1,651	–	–	–	–	–	–

Income/(Loss) from Operations	–	(53,380)	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	149,946	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	149,946	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$96,566	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-67

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-68

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	–	–	–	–	–
Gross Profit/(Loss)	–	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	–	–

Income/(Loss) from Operations	–	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-69

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21

Revenues	$31,341	$26,400	$–	$384	$–	$33,884	$–	$–
Cost of revenues	(40,640)	(52,730)	–	(6,256)	–	(45,652)	–	–
Gross Profit/(Loss)	(9,299)	(26,330)	–	(5,872)	–	(11,768)	–	–

Operating Expenses:
Depreciation	37,950	50,991	–	5,717	–	42,000	–	–
Management charges	1,100	–	–	–	–	–	–	–
General and administrative	4,375	2,124	–	850	–	11,350	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(34,430)	–	–	(28,817)	–	–	–	–
Total Operating Expenses	77,855	53,114	–	35,383	–	53,350	–	–

Income/(Loss) from Operations	(87,154)	(79,444)	–	(41,255)	–	(65,118)	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(87,154)	$(79,444)	$–	$(41,255)	$–	$(65,118)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-70

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle

Revenues	$2,638	$32,163	$21,824	$40,537	$–	$48,962	$11,108	$38,219
Cost of revenues	1,707	(60,527)	(39,258)	(57,331)	(9,808)	(82,647)	(41,649)	(105,739)
Gross Profit/(Loss)	4,345	(28,365)	(17,435)	(16,793)	(9,808)	(33,685)	(30,541)	(67,520)

Operating Expenses:
Depreciation	2,970	87,504	109,484	59,956	52,500	205,275	70,222	128,708
Management charges	–	–	–	67,297	–	191	–	280
General and administrative	1,450	11,750	10,950	9,950	5,752	10,009	11,350	9,935
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	17,100	–	(73,613)	60,633	149,014	(3,825)	–	114,000
Total Operating Expenses	21,520	99,254	46,821	197,837	207,266	211,650	81,572	252,924

Income/(Loss) from Operations	(17,175)	(127,619)	(64,256)	(214,630)	(217,074)	(245,335)	(112,113)	(320,445)

Other Income/(Expense):
Debt forgiveness	–	–	135	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	135	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(17,175)	$(127,619)	$(64,121)	$(214,630)	$(217,074)	$(245,335)	$(112,113)	$(320,445)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-71

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23

Revenues	$14,775	$–	$27,130	$22,100	$18,500	$–	$2,906	$2,805
Cost of revenues	(64,624)	(88,483)	(79,368)	(88,504)	(93,145)	(62,833)	(74,830)	(38,545)
Gross Profit/(Loss)	(49,849)	(88,483)	(52,238)	(66,404)	(74,645)	(62,833)	(71,924)	(35,740)

Operating Expenses:
Depreciation	94,500	166,667	87,885	–	38,417	110,000	121,667	–
Management charges	938	–	–	100,154	–	35,081	99,775	39,978
General and administrative	11,780	11,058	11,353	11,500	12,257	10,964	10,969	10,974
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(18,750)	–	–	–	–	–	–	–
Total Operating Expenses	88,846	177,724	99,238	111,653	50,674	156,045	232,411	50,952

Income/(Loss) from Operations	(138,316)	(266,208)	(151,476)	(178,058)	(125,319)	(218,879)	(304,335)	(86,692)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(138,316)	$(266,208)	$(151,476)	$(178,058)	$(125,319)	$(218,879)	$(304,335)	$(86,692)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-72

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	Series Restless Rider 23	Series Stirred 23

Revenues	$–	$8,400	$53,448	$–	$35,520	$750	$–	$438
Cost of revenues	(133,905)	(63,459)	(47,209)	(30,018)	(51,921)	(40,413)	(51,265)	(30,532)
Gross Profit/(Loss)	(133,905)	(55,059)	6,239	(30,018)	(16,401)	(39,663)	(51,265)	(30,095)

Operating Expenses:
Depreciation	252,050	85,572	35,870	39,185	47,250	28,572	100,844	37,555
Management charges	318,091	217,529	118,962	113,160	80,100	76,375	351,924	143,900
General and administrative	8,301	8,817	6,703	7,694	8,067	7,272	6,513	6,486
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(187,084)	–	–	–	–	–	–	–
Total Operating Expenses	391,358	311,917	161,535	160,039	135,417	112,219	459,281	187,941

Income/(Loss) from Operations	(525,263)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(525,263)	$(366,976)	$(155,296)	$(190,057)	$(151,818)	$(151,882)	$(510,546)	$(218,035)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-73

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series Divine Mercy 24	Series Bernin Midnight 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(55,541)	(22,147)	(17,388)	(20,187)	(14,836)	(8,344)	(6,369)	(16,876)
Gross Profit/(Loss)	(55,541)	(22,147)	(17,388)	(20,187)	(14,836)	(8,344)	(6,369)	(16,876)

Operating Expenses:
Depreciation	123,528	10,175	15,750	16,327	24,491	20,572	10,710	27,519
Management charges	300,351	62,170	10,800	89,040	83,543	13,320	11,016	98,108
General and administrative	7,774	2,862	2,800	6,392	4,740	1,500	2,800	5,901
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	431,653	75,207	29,350	111,759	112,774	35,392	24,526	131,528

Income/(Loss) from Operations	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(487,193)	$(97,353)	$(46,738)	$(131,946)	$(127,610)	$(43,736)	$(30,895)	$(148,404)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-74

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2025 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series Paddock Buzz	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total

Revenues	$–	$–	$–	$–	$–	$–	$2,741,908
Cost of revenues	(40,773)	(23,144)	(13,467)	(16,768)	(17,873)	–	(2,942,471)
Gross Profit/(Loss)	(40,773)	(23,144)	(13,467)	(16,768)	(17,873)	–	(200,562)

Operating Expenses:
Depreciation	83,333	15,313	8,750	48,563	28,875	–	2,806,569
Management charges	266,925	15,750	6,000	103,810	117,733	–	3,282,055
General and administrative	5,993	2,800	2,800	5,889	4,780	–	883,377
Sales and marketing	–	–	–	–	–	–	37,656
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	(2,215,910)
Total Operating Expenses	356,251	33,863	17,550	158,262	151,388	–	4,793,747

Income/(Loss) from Operations	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(4,994,310)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	165,075
Interest expense	–	–	–	–	–	–	(2,027)
Total Other Income/(Expenses)	–	–	–	–	–	–	163,048

Provision for Income Taxes	–	–	–	–	–	–	–

Net Income/(Loss)	$(397,024)	$(57,007)	$(31,017)	$(175,030)	$(169,261)	$–	$(4,831,262)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-75

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$3,900	$–	$–	$–	$–	$49,930	$–
Cost of revenues	–	(12,627)	–	–	–	–	(55,847)	–
Gross Profit/(Loss)	–	(8,727)	–	–	–	–	(5,917)	–

Operating Expenses:
Depreciation	–	11,055	–	–	–	–	23,452	–
Management charges	–	–	–	–	–	–	4,645	–
General and administrative	–	4,850	–	–	–	–	6,000	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	16,027	–	–	–	–	–	–
Total Operating Expenses	–	31,932	–	–	–	–	34,097	–

Income/(Loss) from Operations	–	(40,659)	–	–	–	–	(40,014)	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(40,639)	$–	$–	$–	$–	$(40,014)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-76

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$–	$837,224	$–	$1,872	$–	$–	$–	$–
Cost of revenues	–	(88,391)	–	(23,497)	(28,977)	–	–	–
Gross Profit/(Loss)	–	748,833	–	(21,625)	(28,977)	–	–	–

Operating Expenses:
Depreciation	–	–	–	28,000	95,685	–	–	–
Management charges	–	243,563	–	–	–	–	–	–
General and administrative	–	22,500	–	4,250	4,335	–	–	–
Sales and marketing	–	16,441	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	44,158	(37,503)	–	–	–
Total Operating Expenses	–	282,504	–	76,408	62,517	–	–	–

Income/(Loss) from Operations	–	466,329	–	(98,033)	(91,494)	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	(25,390)	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(25,390)	–	–		–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$440,939	$–	$(98,033)	$(91,949)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-77

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$556	$–	$–	$–	$8,350	$600	$3,490
Cost of revenues	–	(15,188)	–	–	–	(22,054)	(41,903)	(30,184)
Gross Profit/(Loss)	–	(14,632)	–	–	–	(13,704)	(41,303)	(26,694)

Operating Expenses:
Depreciation	–	59,644	–	–	–	23,333	65,492	36,117
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	560	–	–	–	3,700	4,460	5,251
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	67,991
Total Operating Expenses	–	60,204	–	–	–	27,033	69,952	109,359

Income/(Loss) from Operations	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(74,836)	$–	$–	$–	$(40,737)	$(111,255)	$(136,053)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-78

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane

Revenues	$61,305	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(68,621)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(7,316)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	50,806	–	–	–	–	–	–	–
Management charges	2,160	–	–	–	–	–	–	–
General and administrative	7,200	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	60,166	–	–	–	–	–	–	–

Income/(Loss) from Operations	(67,482)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(67,482)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-79

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21

Revenues	$–	$–	$–	$–	$–	$34,215	$–	$67,540
Cost of revenues	–	–	–	–	–	(50,314)	–	(79,753)
Gross Profit/(Loss)	–	–	–	–	–	(16,099)	–	(12,213)

Operating Expenses:
Depreciation	–	–	–	–	–	11,889	–	99,740
Management charges	–	–	–	–	–	3,236	–	–
General and administrative	–	–	–	–	–	7,215	–	7,966
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	(28,995)	–	–
Total Operating Expenses	–	–	–	–	–	(6,655)	–	107,706

Income/(Loss) from Operations	–	–	–	–	–	(9,444)	–	(119,919)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$(9,444)	$–	$(119,919)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-80

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$27,375	$18,440	$–	$–	$(80)	$–	$–	$5,042
Cost of revenues	(65,886)	(39,876)	–	–	32,098	(7,624)	–	(9,523)
Gross Profit/(Loss)	(38,511)	(21,436)	–	–	32,018	(7,624)	–	(4,481)

Operating Expenses:
Depreciation	105,000	–	–	–	(62,008)	15,625	–	–
Management charges	–	–	–	–	–	–	–	494
General and administrative	9,050	3,000	–	–	(8,600)	4,800	–	7,068
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	16,207	–	(19,577)
Total Operating Expenses	114,050	3,000	–	–	(70,608)	36,632	–	(12,015)

Income/(Loss) from Operations	(152,561)	(24,436)	–	–	102,626	(44,256)	–	7,534

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	9,793
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	9,793

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(152,561)	$(24,436)	$–	$–	$102,626	$(44,256)	$–	$17,327

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-81

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$–	$–	$–	$–	$–	$–	$4,950	$31,365
Cost of revenues	–	–	–	–	–	–	(31,630)	(49,004)
Gross Profit/(Loss)	–	–	–	–	–	–	(26,680)	(17,639)

Operating Expenses:
Depreciation	–	–	–	–	–	–	52,500	103,785
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	6,650	11,246
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	59,150	115,031

Income/(Loss) from Operations	–	–	–	–	–	–	(85,830)	(132,670)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(85,830)	$(132,670)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-82

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$49,680	$–	$–	$–	$255	$–	$–	$–
Cost of revenues	(52,321)	–	37,379	–	(24,177)	–	–	–
Gross Profit/(Loss)	(2,641)	–	37,379	–	(23,922)	–	–	–

Operating Expenses:
Depreciation	51,277	–	(53,091)	–	–	–	–	–
Management charges	(50)	–	–	–	25	–	–	–
General and administrative	9,070	–	(7,600)	–	10,041	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	69,851	–	–	6,750	(141,943)	–	–	–
Total Operating Expenses	130,148	–	(60,691)	6,750	(131,877)	–	–	–

Income/(Loss) from Operations	(132,789)	–	98,070	(6,750)	(107,955)	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	12,055	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	12,055	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(132,789)	$–	$98,070	$(6,750)	$120,000	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-83

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$26,000	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(56,360)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(30,360)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	2,600	–	–	–	–	–	–	–
General and administrative	3,500	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	6,100	–	–	–	–	–	–	–

Income/(Loss) from Operations	(36,460)	–	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(36,460)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-84

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$20,672	$–	$1,170,770	$–	$–	$–	$–	$432
Cost of revenues	(16,840)	–	(410,301)	–	–	–	–	(7,761)
Gross Profit/(Loss)	3,832	–	760,469	–	–	–	–	(7,329)

Operating Expenses:
Depreciation	–	–	14,534	–	–	–	–	10,585
Management charges	2,067	–	117,077	–	–	–	–	72
General and administrative	7,230	–	178,911	–	–	–	–	3,195
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(80,920)	–	–	–	–	–	–	(28,008)
Total Operating Expenses	(71,623)	–	310,522	–	–	–	–	(14,156)

Income/(Loss) from Operations	75,455	–	449,947	–	–	–	–	6,827

Other Income/(Expense):
Debt forgiveness	1,654	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	1,654	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$77,109	$–	$449,947	$–	$–	$–	$–	$6,827

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-85

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$350	$–	$16,357	$–	$–	$–	$1,900
Cost of revenues	–	(23,226)	–	(23,230)	–	–	–	(3,890)
Gross Profit/(Loss)	–	(22,876)	–	(6,873)	–	–	–	(1,990)

Operating Expenses:
Depreciation	–	16,538	–	8,334	–	–	–	4,824
Management charges	–	–	–	–	–	–	–	(420)
General and administrative	–	7,700	–	9,134	–	–	–	1,200
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	45,398	–	4,267	–	–	–	40,092
Total Operating Expenses	–	69,636	–	21,735	–	–	–	45,696

Income/(Loss) from Operations	–	(92,512)	–	(28,608)	–	–	–	(47,686)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(92,512)	$–	$(28,608)	$–	$–	$–	$(47,686)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-86

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$–	$–	$–	$–	$–	$–	$1,140	$–
Cost of revenues	–	–	–	–	–	–	(10,117)	–
Gross Profit/(Loss)	–	–	–	–	–	–	(8,977)	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	4,052	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	3,135	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	32,158	–
Total Operating Expenses	–	–	–	–	–	–	39,345	–

Income/(Loss) from Operations	–	–	–	–	–	–	(48,322)	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(48,322)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-87

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$7,524	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(35,432)	–	(39,184)	–	(38,643)	–	–	–
Gross Profit/(Loss)	(27,908)	–	(39,184)	–	(38,643)	–	–	–

Operating Expenses:
Depreciation	51,276	–	17,333	–	61,720	–	–	–
Management charges	–	–	–	–	(1,408)	–	–	–
General and administrative	9,092	–	2,500	–	7,450	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	117,721	–	–	–
Total Operating Expenses	60,368	–	19,833	–	185,483	–	–	–

Income/(Loss) from Operations	(88,276)	–	(59,017)	–	(224,126)	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(88,276)	$–	$(59,017)	$–	$(224,126)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-88

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19

Revenues	$28,027	$100,670	$–	$2,800	$–	$–	$–	$–
Cost of revenues	(67,553)	(98,912)	–	(26,785)	–	–	–	–
Gross Profit/(Loss)	(39,526)	1,758	–	(23,985)	–	–	–	–

Operating Expenses:
Depreciation	26,562	132,308	–	38,293	–	–	–	–
Management charges	2,359	10,067	–	–	–	–	–	–
General and administrative	7,472	39,453	–	6,650	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	(589,742)	–	105,752	–	–	–	–
Total Operating Expenses	36,393	(407,914)	–	150,695	–	–	–	–

Income/(Loss) from Operations	(75,919)	409,672	–	(174,680)	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(75,919)	$409,672	$–	$(174,680)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-89

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$2,376,660	$–	$35,746	$–	$–	$61,748	$–	$–
Cost of revenues	(814,939)	–	(39,784)	–	–	(29,170)	–	–
Gross Profit/(Loss)	1,561,721	–	(4,038)	–	–	32,578	–	–

Operating Expenses:
Depreciation	97,125	–	53,550	–	–	13,910	–	–
Management charges	222,637	–	–	–	–	–	–	–
General and administrative	1,252,629	–	9,050	–	–	6,393	–	–
Sales and marketing	1,433	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(3,879,483)	–	–	–	–	(350)	–	–
Total Operating Expenses	(2,305,659)	–	62,600	–	–	19,953	–	–

Income/(Loss) from Operations	3,867,380	–	(66,638)	–	–	12,625	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$3,867,380	$–	$(66,638)	$–	$–	$12,625	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-90

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	(15,737)	–	–	–	–
Gross Profit/(Loss)	–	–	–	(15,737)	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	7,455	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	2,390	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	(4,000)	–	–	–	–
Total Operating Expenses	–	–	–	5,845	–	–	–	–

Income/(Loss) from Operations	–	–	–	(21,582)	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$(21,582)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-91

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$(116,200)	$–	$15,475	$–	$–	$–	$11,060
Cost of revenues	–	(58,660)	–	(85,525)	–	–	–	(38,514)
Gross Profit/(Loss)	–	(174,860)	–	(70,050)	–	–	–	(27,454)

Operating Expenses:
Depreciation	–	11,230	–	157,613	–	–	–	40,875
Management charges	–	(11,620)	–	–	–	–	–	–
General and administrative	–	23,499	–	9,050	–	–	–	2,060
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	113,563	–	–	–	–
Total Operating Expenses	–	23,109	–	280,226	–	–	–	42,935

Income/(Loss) from Operations	–	(197,969)	–	(350,276)	–	–	–	(70,389)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(197,969)	$–	$(350,276)	$–	$–	$–	$(70,389)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-92

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$675	$–	$–	$–	$–	$517	$–	$–
Cost of revenues	(23,955)	–	–	–	–	(694)	–	–
Gross Profit/(Loss)	(23,280)	–	–	–	–	(177)	–	–

Operating Expenses:
Depreciation	14,046	–	–	–	–	132	–	–
Management charges	–	–	–	–	–	52	–	–
General and administrative	2,300	–	–	–	–	2,857	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	33,510	–	–	–	–	(11,997)	–	–
Total Operating Expenses	49,856	–	–	–	–	(8,956)	–	–

Income/(Loss) from Operations	(73,136)	–	–	–	–	8,779	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(73,136)	$–	$–	$–	$–	$8,779	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-93

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	147	–	–	–	–	–	–
Gross Profit/(Loss)	–	147	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	9,925	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	4,831	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	(52,687)	–	–	–	–	–	–
Total Operating Expenses	–	(37,931)	–	–	–	–	–	–

Income/(Loss) from Operations	–	38,078	–	–	–	–	–	–

Other Income/(Expense):
Debt forgiveness	–	3,802	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	3,802	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$41,880	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-94

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21

Revenues	$20,494	$79,560	$–	$2,562	$8,400	$1,185	$–	$–
Cost of revenues	(65,220)	(62,182)	(29,974)	(32,219)	(32,257)	(38,899)	–	–
Gross Profit/(Loss)	(44,726)	17,378	(29,974)	(29,657)	(23,857)	(37,714)	–	–

Operating Expenses:
Depreciation	112,746	50,991	17,188	42,000	40,497	42,000	–	–
Management charges	768	6,795	–	–	33,265	–	–	–
General and administrative	4,651	5,200	5,400	6,350	7,881	9,050	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	(51,857)	–	44,674	–	107,029	–	–	–
Total Operating Expenses	66,308	62,986	67,262	48,350	188,671	51,050	–	–

Income/(Loss) from Operations	(111,034)	(45,608)	(97,236)	(78,007)	(212,528)	(88,764)	–	–

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(111,034)	$(45,608)	$(97,236)	$(78,007)	$(212,528)	$(88,764)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-95

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series The New York Bundle

Revenues	$5,081	$30,829	$6,281	$2,450	$900	$745	$–	$47,507
Cost of revenues	(10,050)	(51,465)	(49,248)	(34,595)	(67,084)	(107,793)	(33,303)	(168,001)
Gross Profit/(Loss)	(4,969)	(20,636)	(42,967)	(32,145)	(66,184)	(107,048)	(33,303)	(120,494)

Operating Expenses:
Depreciation	15,785	87,504	119,438	62,475	126,000	205,275	70,222	138,771
Management charges	–	158	–	18,759	–	247,860	22,496	260,738
General and administrative	4,806	9,104	9,050	9,070	11,450	9,050	11,450	9,688
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	42,622
Total Operating Expenses	20,591	96,766	128,488	90,304	137,450	462,185	104,168	451,818

Income/(Loss) from Operations	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(25,560)	$(117,402)	$(171,455)	$(122,449)	$(203,634)	$(569,233)	$(137,471)	$(572,312)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-96

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23

Revenues	$46,530	$–	$11,600	$–	$–	$–	$–	$–
Cost of revenues	(61,611)	(37,079)	(54,801)	(22,775)	(36,731)	(30,324)	(29,586)	(11,722)
Gross Profit/(Loss)	(15,081)	(37,079)	(43,201)	(22,775)	(36,731)	(30,324)	(29,586)	(11,722)

Operating Expenses:
Depreciation	94,500	76,937	43,470	33,150	23,649	46,576	51,169	12,464
Management charges	–	348,694	202,837	139,268	121,080	207,163	169,525	67,524
General and administrative	11,450	3,000	4,180	2,400	6,050	3,000	3,000	2,400
Sales and marketing	–	–	–	–	–	–	–	–
Loss/(Gain) on Disposition of Horses	–	–	–	–	–	–	–	–
Total Operating Expenses	105,950	428,631	250,487	174,818	150,779	256,736	223,694	82,388

Income/(Loss) from Operations	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,060)	(253,280)	(94,110)

Other Income/(Expense):
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(121,031)	$(465,710)	$(293,688)	$(197,593)	$(187,510)	$(287,060)	$(253,280)	$(94,110)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-97

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total

Revenues	$–	$5,232,456
Cost of revenues	(11,596)	(3,771,500)
Gross Profit/(Loss)	(11,596)	1,460,956

Operating Expenses:
Depreciation	26,442	3,049,767
Management charges	–	2,444,486
General and administrative	1,000	1,873,373
Sales and marketing	–	17,874
Loss/(Gain) on Disposition of Horses	–	(4,019,294)
Total Operating Expenses	27,442	3,366,207

Income/(Loss) from Operations	(39,038)	(1,905,251)

Other Income/(Expense):
Debt forgiveness	–	27,304
Interest expense	–	(25,390)
Total Other Income/(Expenses)	–	1,914

Provision for Income Taxes	–	–

Net Income/(Loss)	$(39,038)	$(1,903,337)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-98

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$22,500	$24,272	$33,786	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$68,705	$24,272	$33,786	$–	$–	$38,228	$–

Subscriptions in Series
Balance at December 31, 2023	$147,299	$131,531	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,874)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	147,299	83,657	157,908	74,719	8,998	77,255	407,286	125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$147,299	$83,657	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(147,299)	$(111,703)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(407,234)	$(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	(147,299)	(152,362)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(147,299)	$(152,362)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(447,248)	$(125,935)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$42,328	$–	$–	$–	$–	$52	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,874)	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	–	(0)	–	–	–	–	(1,734)	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$(0)	$–	$–	$–	$–	$(1,734)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-99

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$24,527	$–	$40,192	$24,000	$–	$16,469	$48,373	$36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$24,527	$–	$40,192	$64,280	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2023	$66,401	$1,957,707	$264,845	$128,128	$757,700	$38,000	$726,000	$84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,624)	–	(17,584)	(27,145)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	66,401	1,813,083	264,845	110,544	730,555	38,000	726,000	84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(142,126)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$66,401	$1,670,957	$264,845	$110,544	$730,555	$38,000	$726,000	$84,467

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(90,928)	$(2,940,903)	$(305,037)	$(76,791)	$(639,061)	$(54,469)	$(774,373)	$(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	(90,928)	(2,499,964)	(305,037)	(174,824)	(730,555)	(54,469)	(774,373)	(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	558,725	–	–	–	–	–	–
Balance at December 31, 2025	$(90,928)	$(1,941,240)	$(305,037)	$(174,824)	$(730,555)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$(983,196)	$(0)	$75,337	$118,639	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,624)	–	(17,584)	(27,145)	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	–	(686,881)	(0)	(0)	(0)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(142,126)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	558,725	–	–	–	–	–	–
Balance at December 31, 2025	$–	$(270,283)	$(0)	$(0)	$(0)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-100

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$22,500	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	62,318	27,877	45,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	30,000	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$92,318	$27,877	$45,000

Subscriptions in Series
Balance at December 31, 2023	$11,750	$492,457	$44,400	$470,927	$283,931	$109,571	$967,950	$168,300
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,786)	–	–	–	(14,655)	–	(50,767)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	11,750	483,671	44,400	470,927	283,931	94,915	967,950	117,533
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,209)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$11,750	$483,671	$44,400	$470,927	$283,931	$90,706	$967,950	$117,533

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(11,750)	$(408,835)	$(44,400)	$(470,927)	$(283,931)	$(98,044)	$(884,573)	$(26,480)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	(11,750)	(483,671)	(44,400)	(470,927)	(283,931)	(138,781)	(995,828)	(162,533)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(35,566)	–	–
Balance at December 31, 2025	$(11,750)	$(483,671)	$(44,400)	$(470,927)	$(283,931)	$(174,347)	$(995,828)	$(162,533)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$83,622	$–	$–	$–	$34,027	$83,377	$141,820
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,786)	–	–	–	(14,655)	–	(50,767)
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	–	0	–	–	–	18,453	(0)	0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,209)	–	–
Contributions by manager	–	–	–	–	–	30,000	–	–
Net income/(loss)	–	–	–	–	–	(35,566)	–	–
Balance at December 31, 2025	$–	$0	$–	$–	$–	$8,678	$(0)	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-101

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2023	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(400,945)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	(468,427)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(54,327)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(522,754)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$95,855	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	28,373	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(54,327)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(25,954)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-102

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$84,117	$26,026	$176,000	$84,305	$188,980	$272,040	$164,938	$594,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	84,117	26,026	176,000	84,305	188,980	267,068	164,938	560,520
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(101,220)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$84,117	$26,026	$176,000	$84,305	$188,980	$267,068	$164,938	$459,300

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(84,117)	$(26,026)	$(176,000)	$(132,305)	$(188,980)	$(257,623)	$(164,938)	$(331,770)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	(84,117)	(26,026)	(176,000)	(132,305)	(188,980)	(267,067)	(164,938)	(451,689)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	(7,611)
Balance at December 31, 2025	$(84,117)	$(26,026)	$(176,000)	$(132,305)	$(188,980)	$(267,067)	$(164,938)	$(459,300)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$14,417	$–	$262,230
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	–	–	–	–	–	0	–	108,831
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(101,220)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	(7,611)
Balance at December 31, 2025	$–	$–	$–	$–	$–	$0	$–	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-103

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$87,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	153,823	–	–	–	57,086	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$153,823	$–	$–	$–	$57,086	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$640,000	$(65,486)	$129,991	$176,843	$–	$79,553	$126,676	$391,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,933)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	622,200	(77,419)	129,991	176,843	–	74,753	126,676	369,790
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$622,200	$(77,419)	$129,991	$176,843	$–	$74,753	$126,676	$369,790

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(374,554)	$(51,968)	$(129,991)	$(176,843)	$(102,626)	$(87,583)	$(126,676)	$(387,117)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	(527,115)	(76,404)	(129,991)	(176,843)	(0)	(131,839)	(126,676)	(369,790)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(95,085)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(622,200)	$(76,404)	$(129,991)	$(176,843)	$(0)	$(131,839)	$(126,676)	$(369,790)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$265,446	$(30,454)	$–	$–	$(102,626)	$(8,030)	$–	$3,883
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,933)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	95,085	0	–	–	(0)	0	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(95,085)	–	–	–	–	–	–	–
Balance at December 31, 2025	$(0)	$0	$–	$–	$(0)	$0	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-104

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$12,000	$–	$–	$–	$–	$7,500	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	12,000	–	–	–	–	7,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$12,000	$–	$–	$–	$–	$7,500	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$107,144	$(236,882)	$70,877	$268,087	$71,626	$21,121	$382,800	$571,200
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,495)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	107,144	(236,882)	70,877	268,087	71,626	21,121	378,305	562,887
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(934,881)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$107,144	$(236,882)	$70,877	$268,087	$71,626	$21,121	$378,305	$(371,994)

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(119,144)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(202,155)	$(341,066)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(287,985)	(473,736)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(62,317)	845,729
Balance at December 31, 2025	$(119,144)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(350,301)	$371,994

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$180,645	$230,134
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,495)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	–	–	–	–	–	–	90,320	89,151
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(934,881)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(62,317)	845,729
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$28,004	$(0)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-105

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2023	$580,000	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,043)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	504,957	199,520	–	204,850	44,768	426,088	20,025	26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$504,957	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(372,167)	$(199,520)	$(98,070)	$(198,100)	$(164,778)	$(426,088)	$(20,025)	$(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	(504,956)	(199,520)	0	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(504,956)	$(199,520)	$0	$(204,850)	$(44,768)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$207,833	$–	$(98,070)	$6,750	$(120,010)	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,043)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	0	–	0	–	(0)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$0	$–	$0	$–	$(0)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-106

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$6,446	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	6,446	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$488,242	$127,231	$143,750	$141,076	$327,772	$9,293	$7,075	$3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	475,346	127,231	143,750	141,076	327,772	9,293	7,075	3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$475,346	$127,231	$143,750	$141,076	$327,772	$9,293	$7,075	$3,824

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(438,886)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,293)	$(7,075)	$(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	(475,346)	(127,231)	(150,196)	(141,076)	(327,772)	(9,293)	(7,075)	(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(475,346)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,293)	$(7,075)	$(3,824)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$49,356	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	0	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$0	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-107

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$93,000	$–	$734	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	93,000	–	734	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$93,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2023	$209,395	$132,253	$216,100	$179,649	$(22,516)	$83,877	$31,250	$304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	–	–	–	(18,865)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	198,842	132,253	(224,980)	179,649	(22,516)	83,877	31,250	285,395
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(1,388,843)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$198,842	$132,253	$(1,613,823)	$179,649	$(22,516)	$83,877	$31,250	$285,395

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(275,951)	$(132,253)	$(189,131)	$(179,649)	$(70,484)	$(83,877)	$(31,984)	$(292,222)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	(198,842)	(132,253)	260,816	(179,649)	(70,484)	(83,877)	(31,984)	(285,395)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	1,393,507	–	–	–	–	–
Balance at December 31, 2025	$(198,842)	$(132,253)	$1,654,323	$(179,649)	$(70,484)	$(83,877)	$(31,984)	$(285,395)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$(66,556)	$–	$26,969	$–	$0	$–	$–	$12,092
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	–	–	–	(18,865)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	(0)	–	35,836	–	0	–	–	(0)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(1,388,843)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	1,393,507	–	–	–	–	–
Balance at December 31, 2025	$(0)	$–	$40,500	$–	$0	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-108

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$355,378	$304,500	$223,434	$195,825	$21,628	$26,129	$240,886	$309,160
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,372)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	355,378	296,128	223,434	151,682	21,628	26,129	240,886	238,466
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$355,378	$296,128	$223,434	$151,682	$21,628	$26,129	$240,886	$238,466

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(355,378)	$(203,616)	$(223,434)	$(123,074)	$(21,628)	$(26,129)	$(240,886)	$(190,780)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	(355,378)	(296,128)	(223,434)	(151,682)	(21,628)	(26,129)	(240,886)	(238,466)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(355,378)	$(296,128)	$(223,434)	$(151,682)	$(21,628)	$(26,129)	$(240,886)	$(238,466)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$100,884	$–	$72,751	$–	$–	$–	$118,380
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,372)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	–	0	–	0	–	–	–	0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$0	$–	$0	$–	$–	$–	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-109

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$16,634	$51,000	$–	$–	$–	$–	$45,000	$55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	16,634	83,294	–	–	–	–	66,747	55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	(0)
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$16,634	$83,294	$–	$–	$–	$–	$66,747	$55,909

Subscriptions in Series
Balance at December 31, 2023	$304,000	$84,613	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	304,000	84,613	21,100	20,000	23,850	33,000	136,250	454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$304,000	$84,613	$21,100	$20,000	$23,850	$33,000	$136,250	$454,720

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(320,634)	$(167,907)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(154,675)	$(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(320,634)	$(167,907)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(202,997)	$(510,629)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$(32,294)	$–	$–	$–	$–	$30,325	$0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	–	0	–	–	–	–	(0)	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	(0)
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$0	$–	$–	$–	$–	$(0)	$(0)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-110

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$1,741	$30,389	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	54,926	–	–	1,741	30,389	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	51,629	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$106,555	$–	$–	$1,741	$30,389	$–

Subscriptions in Series
Balance at December 31, 2023	$339,000	$158,462	$120,000	$–	$654,400	$248,880	$95,535	$219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	339,000	158,462	102,055	–	642,618	248,880	95,535	219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,376)	–	(18,099)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$325,624	$158,462	$83,956	$–	$642,618	$248,880	$95,535	$219,885

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(206,670)	$(158,462)	$(88,482)	$(21,801)	$(418,492)	$(250,621)	$(125,924)	$(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	(294,946)	(158,462)	(147,499)	(21,801)	(642,618)	(250,621)	(125,924)	(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,678)	–	(43,012)	6,195	–	–	–	–
Balance at December 31, 2025	$(325,624)	$(158,462)	$(190,511)	$(15,606)	$(642,618)	$(250,621)	$(125,924)	$(219,885)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$132,330	$–	$31,518	$(21,801)	$235,908	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	44,054	–	9,481	(21,801)	0	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,376)	–	(18,099)	–	–	–	–	–
Contributions by manager	–	–	51,629	–	–	–	–	–
Net income/(loss)	(30,678)	–	(43,012)	6,195	–	–	–	–
Balance at December 31, 2025	$(0)	$–	$0	$(15,606)	$0	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-111

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$22,953	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	22,953	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2023	$294,400	$998,800	$170,755	$640,000	$23,290	$19,775	$20,000	$386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	294,400	434,766	170,755	555,927	23,290	19,775	20,000	386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,693)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$294,400	$431,073	$170,755	$555,927	$23,290	$19,775	$20,000	$386,662

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(249,015)	$(844,438)	$(170,755)	$(381,247)	$(23,290)	$(19,775)	$(42,953)	$(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	(324,934)	(434,766)	(170,755)	(555,927)	(23,290)	(19,775)	(42,953)	(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	30,534	3,693	–	–	–	–	–	–
Balance at December 31, 2025	$(294,400)	$(431,073)	$(170,755)	$(555,927)	$(23,290)	$(19,775)	$(42,953)	$(386,662)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$45,385	$154,362	$–	$258,753	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	(30,534)	0	–	0	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,693)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	30,534	3,693	–	–	–	–	–	–
Balance at December 31, 2025	$0	$0	$–	$0	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-112

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$25,979	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	25,979	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2023	$572,600	$28,570	$349,350	$34,881	$44,555	$223,500	$40,500	$265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,817)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(3,382,000)	$28,570	$339,533	$34,881	$44,555	$138,110	$40,500	$265,079

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(320,783)	$(28,570)	$(199,894)	$(34,881)	$(44,555)	$(150,735)	$(66,479)	$(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	3,546,597	(28,570)	(266,532)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(90,551)	–	(73,209)	–	–	–	–	–
Balance at December 31, 2025	$3,456,046	$(28,570)	$(339,741)	$(34,881)	$(44,555)	$(138,110)	$(66,479)	$(265,079)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$251,817	$–	$149,456	$–	$–	$72,765	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,817)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	164,597	–	73,001	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(90,551)	–	(73,209)	–	–	–	–	–
Balance at December 31, 2025	$74,046	$–	$(208)	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-113

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$12,000	$75,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	12,000	105,050	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$12,000	$105,050	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$(3,317)	$373,619	$98,606	$(201,336)	$14,000	$11,983	$210,745	$16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,758)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	(3,317)	373,619	98,606	(203,094)	14,000	11,983	210,745	16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(3,317)	$373,619	$98,606	$(203,094)	$14,000	$11,983	$210,745	$16,483

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$3,317	$(373,619)	$(110,606)	$119,626	$(14,000)	$(11,983)	$(210,745)	$(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$3,317	$(373,619)	$(110,606)	$98,044	$(14,000)	$(11,983)	$(210,745)	$(16,483)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$(6,710)	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,758)	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	–	–	–	(0)	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$(0)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-114

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$21,600	$–	$–	$–	$–	$27,000	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	21,600	–	–	–	–	27,000	–	39,490
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$21,600	$–	$–	$–	$–	$27,000	$–	$39,490

Subscriptions in Series
Balance at December 31, 2023	$126,000	$106,360	$995,885	$1,030,200	$229,000	$84,954	$16,165	$322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(0)	(74,846)	–	–	0	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	126,000	106,360	995,885	955,354	229,000	84,954	16,165	322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$126,000	$106,360	$995,885	$955,354	$229,000	$84,954	$16,165	$322,400

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(147,600)	$(4,956)	$(995,885)	$(605,078)	$(229,000)	$(111,954)	$(16,165)	$(291,501)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	(147,600)	(202,925)	(995,885)	(955,354)	(229,000)	(111,954)	(16,165)	(361,890)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	96,566	–	–	–	–	–	–
Balance at December 31, 2025	$(147,600)	$(106,360)	$(995,885)	$(955,354)	$(229,000)	$(111,954)	$(16,165)	$(361,890)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$101,404	$–	$425,122	$–	$–	$–	$30,899
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,846)	–	–	0	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	–	(96,565)	–	0	–	–	–	0
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	96,566	–	–	–	–	–	–
Balance at December 31, 2025	$–	$0	$–	$0	$–	$–	$–	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-115

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$7,724	$–	$–	$–	$–	$–	$33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	28,359	7,724	–	–	–	–	–	33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$28,359	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2023	$150,000	$135,000	$40,069	$21,569	$(35,487)	$320,400	$242,990	$550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	140,927	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$140,927	$135,000	$40,069	$21,569	$(35,487)	$272,397	$242,990	$550,381

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(96,150)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(281,176)	$(242,990)	$(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	(169,286)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(169,286)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(272,397)	$(242,990)	$(584,206)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$53,850	$–	$–	$–	$–	$39,224	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	0	–	–	–	–	(0)	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$0	$–	$–	$–	$–	$(0)	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-116

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	36,000	–	99,000	–	–	11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843

Subscriptions in Series
Balance at December 31, 2023	$478,235	$310,080	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,032)	–	–	(0)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	478,235	291,048	110,389	261,791	(197,843)	382,204	25,194	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$478,235	$291,048	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(478,235)	$(332,929)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$(478,235)	$(291,049)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$(22,849)	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,032)	–	–	(0)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	–	(0)	–	–	(0)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$(0)	$–	$–	$(0)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-117

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	69,400	46,774	35,374	36,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	13,200	44,824	–	11,528	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$82,600	$91,598	$35,374	$47,528	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$569,520	$217,500	$130,000	$180,000	$270,354	$348,750	$–	$–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,129)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	338,714	154,377	126,369	170,386	363,071	348,750	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(30,388)	(14,551)	–	(23,278)	–	(11,775)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$308,325	$139,827	$126,369	$147,108	$363,071	$336,975	$–	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(192,738)	$(88,229)	$(64,507)	$(75,373)	$(150,543)	$(145,189)	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	(303,772)	(133,837)	(161,743)	(153,380)	(363,072)	(233,953)	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(87,154)	(79,444)	–	(41,255)	–	(65,118)	–	–
Balance at December 31, 2025	$(390,925)	$(213,281)	$(161,743)	$(194,636)	$(363,072)	$(299,071)	$–	$–

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$376,782	$129,271	$65,493	$104,627	$119,811	$203,561	$–	$–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,129)	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	104,342	67,314	0	53,006	(0)	114,797	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(30,388)	(14,551)	–	(23,278)	–	(11,775)	–	–
Contributions by manager	13,200	44,824	–	11,528	–	–	–	–
Net income/(loss)	(87,154)	(79,444)	–	(41,255)	–	(65,118)	–	–
Balance at December 31, 2025	$0	$18,143	$0	$0	$(0)	$37,904	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-118

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$113,631	$519,286	$669,500	$–	$765,000	$–	$313,147	$–
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,488)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	111,892	497,989	669,500	83,400	765,000	1,101,600	413,101	1,018,012
Subscriptions received in horse series	–	–	–	299,100	–	–	–	–
Distributions from horse series	(19,169)	(14,133)	(160,420)	(20,298)	(84,690)	(22,440)	–	(110,285)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$92,723	$483,856	$509,080	$362,202	$680,310	$1,079,160	$413,101	$907,727

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(49,987)	$(228,325)	$(273,504)	$(7,923)	$(259,602)	$(19,937)	$(113,211)	$(14,971)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	(75,547)	(345,727)	(444,959)	(130,372)	(463,236)	(589,170)	(250,682)	(587,283)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(17,175)	(127,619)	(64,121)	(214,630)	(217,074)	(245,335)	(112,113)	(320,444)
Balance at December 31, 2025	$(92,723)	$(473,345)	$(509,080)	$(345,002)	$(680,310)	$(834,505)	$(362,795)	$(907,727)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$63,644	$290,961	$395,996	$(7,923)	$505,398	$(19,937)	$199,936	$(14,971)
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,488)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	36,345	152,262	224,541	(46,972)	301,764	512,430	162,419	430,729
Subscriptions received in horse series	–	–	–	299,100	–	–	–	–
Distributions from horse series	(19,169)	(14,133)	(160,420)	(20,298)	(84,690)	(22,440)	–	(110,285)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(17,175)	(127,619)	(64,121)	(214,630)	(217,074)	(245,335)	(112,113)	(320,444)
Balance at December 31, 2025	$0	$10,510	$(0)	$17,200	$(0)	$244,655	$50,306	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-119

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$555,000	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	1,140,000	660,000	420,108	415,000	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	521,700	1,140,000	651,300	420,108	415,000	662,099	511,734	208,270
Subscriptions received in horse series	–	–	–	359,892	–	127,901	358,266	145,376
Distributions from horse series	–	–	(19,200)	(16,200)	(7,450)	–	–	(1,440)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$521,700	$1,140,000	$632,100	$763,800	$407,550	$790,000	$870,000	$352,206

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$(186,922)	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,279)	(94,110)
Balance at December 31, 2024	(307,953)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,279)	(94,110)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(138,316)	(266,208)	(151,476)	(178,058)	(125,319)	(218,879)	(304,335)	(86,692)
Balance at December 31, 2025	$(446,269)	$(731,918)	$(445,164)	$(375,650)	$(312,829)	$(505,938)	$(557,614)	$(180,803)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$368,078	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	1,140,000	660,000	420,108	415,000	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,279)	(94,110)
Balance at December 31, 2024	213,747	674,290	357,612	222,515	227,490	375,040	258,455	114,160
Subscriptions received in horse series	–	–	–	359,892	–	127,901	358,266	145,376
Distributions from horse series	–	–	(19,200)	(16,200)	(7,450)	–	–	(1,440)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(138,316)	(266,208)	(151,476)	(178,058)	(125,319)	(218,879)	(304,335)	(86,692)
Balance at December 31, 2025	$75,431	$408,082	$186,936	$388,150	$94,721	$284,062	$312,386	$171,403

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-120

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	MRH Restless Rider 23	MRH Stirred 23
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	1,175,000	720,000	392,700	371,142	360,000	350,000	1,146,089	471,600
Distributions from horse series	(81,700)	(6,300)	(32,609)	–	(28,512)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$1,093,300	$713,700	$360,091	$371,142	$331,488	$350,000	$1,146,089	$471,600

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,038)
Balance at December 31, 2024	(39,038)	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(525,263)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)
Balance at December 31, 2025	$(564,301)	$(366,976)	$(155,296)	$(190,057)	$(151,818)	$(151,882)	$(510,546)	$(218,035)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,038)	–	–	–	–	–	–	–
Balance at December 31, 2024	(39,038)	–	–	–	–	–	–	–
Subscriptions received in horse series	1,175,000	720,000	392,700	371,142	360,000	350,000	1,146,089	471,600
Distributions from horse series	(81,700)	(6,300)	(32,609)	–	(28,512)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(525,263)	(366,976)	(155,296)	(190,057)	(151,818)	(151,882)	(510,546)	(218,035)
Balance at December 31, 2025	$528,999	$346,724	$204,795	$181,085	$179,670	$198,118	$635,543	$253,565

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-121

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series MRH Absolution 100%	Series Divine Mercy 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	971,355	212,072	–	394,200	248,157	–	–	317,811
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2025	$971,355	$212,072	$–	$394,200	$248,157	$–	$–	$317,811

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)
Balance at December 31, 2025	$(487,193)	$(97,353)	$(46,738)	$(131,946)	$(127,610)	$(43,736)	$(30,895)	$(148,404)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	–	–
Subscriptions received in horse series	971,355	212,072	–	394,200	248,157	–	–	317,811
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(487,193)	(97,353)	(46,738)	(131,946)	(127,610)	(43,736)	(30,895)	(148,404)
Balance at December 31, 2025	$484,162	$114,719	$(46,738)	$262,254	$120,547	$(43,736)	$(30,895)	$169,407

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-122

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2025 and 2024 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series MRH Paddock Buzz 100%	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$1,191,866
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	755,732
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	1,947,598
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	151,181
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2025	$–	$–	$–	$–	$–	$–	$2,098,779

Subscriptions in Series
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$37,777,432
Subscriptions received in horse series	–	–	–	–	–	–	6,598,159
Distributions from horse series	–	–	–	–	–	–	(6,541,714)
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2024	–	–	–	–	–	–	37,833,877
Subscriptions received in horse series	839,726	–	–	308,763	356,120	–	9,925,270
Distributions from horse series	–	–	–	–	–	–	(3,311,284)
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–
Balance at December 31, 2025	$839,726	$–	$–	$308,763	$356,120	$–	$44,447,863

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$(33,441,223)
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)							(1,903,336)
Balance at December 31, 2024	–	–	–	–	–	–	(35,334,559)
Subscriptions received in horse series	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–
Net income/(loss)	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(4,831,263)
Balance at December 31, 2025	$(397,024)	$(57,007)	$(31,017)	$(175,030)	$(169,261)	$–	$(40,175,822)

Total Members' Equity/(Deficit)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$5,528,075
Subscriptions received in horse series	–	–	–	–	–	–	6,598,159
Distributions from horse series	–	–	–	–	–	–	(6,541,714)
Contributions by manager	–	–	–	–	–	–	755,732
Net income/(loss)	–	–	–	–	–	–	(1,903,336)
Balance at December 31, 2024	–	–	–	–	–	–	4,436,916
Subscriptions received in horse series	839,726	–	–	308,763	356,120	–	9,925,270
Distributions from horse series	–	–	–	–	–	–	(3,311,284)
Contributions by manager	–	–	–	–	–	–	151,181
Net income/(loss)	(397,024)	(57,007)	(31,017)	(175,030)	(169,261)	–	(4,831,263)
Balance at December 31, 2025	$442,702	$(57,007)	$(31,017)	$133,733	$186,859	$–	$6,370,820

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-123

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$24,272	$33,786	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	22,500	24,272	33,786	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$68,705	$24,272	$33,786	$–	$–	$38,228	$–

Subscriptions in Series
Balance at December 31, 2022	$147,299	$135,000	$157,908	$74,719	$8,998	$77,255	$421,566	$200,850
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,470)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	147,299	131,530	157,908	74,719	8,998	77,255	407,286	125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$147,299	$83,658	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(147,299)	$(52,782)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(325,394)	$(76,777)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	(147,299)	(111,704)	(182,180)	(108,505)	(8,998)	(77,255)	(407,234)	(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	$(147,299)	$(152,363)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(447,248)	$(125,935)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$82,218	$–	$–	$–	$–	$96,172	$124,073
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,470)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	–	42,326	–	–	–	–	52	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	(40,659)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$(1,734)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-124

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$24,527	$–	$40,192	$–	$–	$16,469	$48,373	$36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	24,527	–	40,192	24,000	–	16,469	48,373	36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$24,527	$–	$40,192	$64,280	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2022	$66,401	$2,099,833	$264,845	$130,000	$794,100	$38,000	$726,000	$84,467
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,871)	(36,400)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	66,401	1,957,708	264,845	128,129	757,700	38,000	726,000	84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,585)	(27,143)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$66,401	$1,813,083	$264,845	$110,544	$730,557	$38,000	$726,000	$84,467

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(90,928)	$(3,161,443)	$(305,037)	$(25,415)	$(453,667)	$(54,469)	$(774,373)	$(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	220,540	–	(51,376)	(185,396)	–	–	–
Balance at December 31, 2023	(90,928)	(2,940,903)	(305,037)	(76,791)	(639,063)	(54,469)	(774,373)	(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	$(90,928)	$(2,499,964)	$(305,037)	$(174,824)	$(730,557)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$(1,061,610)	$–	$104,585	$340,433	$–	$–	$–
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,871)	(36,400)	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	220,540	–	(51,376)	(185,396)	–	–	–
Balance at December 31, 2023	–	(983,195)	–	75,338	118,637	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,585)	(27,143)	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,494)	–	–	–
Balance at December 31, 2024	$–	$(686,881)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-125

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	22,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$62,318	$27,877	$45,000

Subscriptions in Series
Balance at December 31, 2022	$11,750	$494,700	$44,400	$470,927	$283,931	$110,111	$1,170,000	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,245)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	11,750	492,455	44,400	470,927	283,931	109,571	967,950	168,300
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,785)	–	–	–	(14,654)	–	(50,768)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$11,750	$483,670	$44,400	$470,927	$283,931	$94,917	$967,950	$117,532

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(11,750)	$(273,773)	$(44,400)	$(470,927)	$(283,931)	$(46,572)	$(603,290)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,472)	(281,282)	(26,479)
Balance at December 31, 2023	(11,750)	(408,834)	(44,400)	(470,927)	(283,931)	(98,044)	(884,572)	(26,479)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	$(11,750)	$(483,670)	$(44,400)	$(470,927)	$(283,931)	$(138,781)	$(995,827)	$(162,532)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$220,927	$–	$–	$–	$63,539	$566,710	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,245)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,472)	(281,282)	(26,479)
Balance at December 31, 2023	–	83,621	–	–	–	34,027	83,378	141,821
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,785)	–	–	–	(14,654)	–	(50,768)
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,255)	(136,053)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$18,454	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-126

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2022	$510,000	$58,960	$505,563	$686,309	$46,629	$457,099	$106,872	$39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(258)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(275,801)	$(128,175)	$(316,514)	$(686,309)	$(46,629)	$(300,382)	$(106,872)	$(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	(400,945)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	$(468,427)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$234,199	$(69,215)	$189,049	$–	$–	$156,717	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(258)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	95,855	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,482)	–	–	–	–	–	–	–
Balance at December 31, 2024	$28,373	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-127

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$101,250	$26,026	$176,000	$110,840	$197,798	$289,860	$250,000	$243,639
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,534)	(8,817)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	84,117	26,026	176,000	84,306	188,981	272,040	164,938	594,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$84,117	$26,026	$176,000	$84,306	$188,981	$267,068	$164,938	$560,520

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(52,683)	$(26,026)	$(166,774)	$(95,714)	$(132,253)	$(179,268)	$(77,962)	$(102,745)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	(84,117)	(26,026)	(176,000)	(132,306)	(188,981)	(257,624)	(164,938)	(331,770)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	$(84,117)	$(26,026)	$(176,000)	$(132,306)	$(188,981)	$(267,068)	$(164,938)	$(451,689)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$48,567	$–	$9,226	$63,126	$65,545	$110,592	$172,038	$140,894
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,534)	(8,817)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	–	–	–	–	–	14,416	–	262,230
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,919)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$108,831

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-128

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$72,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	87,000	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$153,823	$–	$–	$–	$57,086	$–	$–

Subscriptions in Series							$8,036
Balance at December 31, 2022	$495,425	$(38,426)	$137,137	$240,300	$–	$79,553	$144,402	$469,700
Subscriptions received in horse series	144,575	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,725)	(78,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	640,000	(65,486)	129,991	176,843	–	79,553	126,677	391,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$622,200	$(77,420)	$129,991	$176,843	$–	$74,753	$126,677	$369,790

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(166,274)	$(27,241)	$(162,199)	$(102,629)	$(41,095)	$(32,032)	$(160,610)	$(406,855)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	(374,554)	(51,967)	(129,991)	(176,843)	(102,626)	(87,583)	(126,677)	(387,117)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	$(527,115)	$(76,403)	$(129,991)	$(176,843)	$–	$(131,839)	$(126,677)	$(369,790)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$329,151	$6,333	$(25,062)	$137,671	$(41,095)	$47,521	$(16,208)	$62,845
Subscriptions received in horse series	144,575	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,725)	(78,700)
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	265,446	(30,453)	–	–	(102,626)	(8,030)	–	3,883
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	$95,085	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-129

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	12,000	–	–	–	–	7,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$12,000	$–	$–	$–	$–	$7,500	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$155,000	$(236,882)	$70,877	$268,087	$90,729	$144,965	$–	$–
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,857)	–	–	–	(18,982)	(123,844)	(7,700)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	107,143	(236,882)	70,877	268,087	71,626	21,121	382,800	571,200
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,496)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$107,143	$(236,882)	$70,877	$268,087	$71,626	$21,121	$378,304	$562,887

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(80,096)	$236,882	$(70,877)	$(268,087)	$(48,617)	$(48,054)	$(26,746)	$(44,863)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	(119,143)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(202,152)	(341,065)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	$(119,143)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(287,982)	$(473,735)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$74,904	$–	$–	$–	$42,112	$96,911	$(26,746)	$(44,863)
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,857)	–	–	–	(18,982)	(123,844)	(7,700)	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	–	–	–	–	–	–	180,648	230,135
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,496)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$90,322	$89,152

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-130

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2022	$580,000	$199,520	$–	$307,333	$73,379	$426,088	$20,025	$26,000
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	580,000	199,520	–	204,850	44,768	426,088	20,025	26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$504,956	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(211,801)	$(199,520)	$(26,162)	$(115,681)	$(134,644)	$(426,088)	$(20,025)	$(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	(372,167)	(199,520)	(98,070)	(198,100)	(164,778)	(426,088)	(20,025)	(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	$(504,956)	$(199,520)	$–	$(204,850)	$(44,768)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$368,199	$–	$(26,162)	$191,652	$(61,265)	$–	$–	$–
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	207,833	–	(98,070)	6,750	(120,010)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,789)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-131

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$6,446	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	6,446	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$526,222	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	488,242	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$475,347	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(481,911)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	(438,887)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	$(475,347)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$44,311	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	49,355	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-132

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$48,000	$–	$734	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	93,000	–	734	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$93,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2022	$209,395	$132,253	$275,520	$179,649	$62,858	$83,877	$31,250	$304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,375)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	209,395	132,253	216,100	179,649	(22,517)	83,877	31,250	304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,078)	–	–	–	–	(18,866)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$198,842	$132,253	$(224,978)	$179,649	$(22,517)	$83,877	$31,250	$285,394

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(216,261)	$(132,253)	$(156,849)	$(179,649)	$(61,250)	$(83,877)	$(31,984)	$(200,029)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	(275,951)	(132,253)	(189,131)	(179,649)	(70,483)	(83,877)	(31,984)	(292,221)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	$(198,842)	$(132,253)	$260,816	$(179,649)	$(70,483)	$(83,877)	$(31,984)	$(285,394)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$(6,866)	$–	$118,671	$–	$49,608	$–	$–	$104,285
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,375)	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	(66,556)	–	26,969	–	–	–	–	12,093
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,078)	–	–	–	–	(18,866)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,827
Balance at December 31, 2024	$–	$–	$35,838	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-133

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$355,378	$304,500	$223,434	$214,925	$21,628	$26,129	$271,291	$330,000
Subscriptions received in horse series	–	–	–	–	–	–	(412)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	355,378	304,500	223,434	195,825	21,628	26,129	240,885	309,160
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$355,378	$296,127	$223,434	$151,682	$21,628	$26,129	$240,885	$238,466

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(355,378)	$(120,177)	$(223,434)	$(84,342)	$(21,628)	$(26,129)	$(176,995)	$(119,121)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,732)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	(355,378)	(203,615)	(223,434)	(123,074)	(21,628)	(26,129)	(240,885)	(190,780)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	$(355,378)	$(296,127)	$(223,434)	$(151,682)	$(21,628)	$(26,129)	$(240,885)	$(238,466)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$184,323	$–	$130,583	$–	$–	$94,296	$210,879
Subscriptions received in horse series	–	–	–	–	–	–	(412)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,732)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	–	100,885	–	72,751	–	–	–	118,380
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,512)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-134

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$36,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	16,633	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	16,633	51,000	–	–	–	–	45,000	55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$16,633	$83,294	$–	$–	$–	$–	$66,747	$55,909

Subscriptions in Series
Balance at December 31, 2022	$304,000	$103,963	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,349)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	304,000	84,614	21,100	20,000	23,850	33,000	140,000	454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$304,000	$84,614	$21,100	$20,000	$23,850	$33,000	$136,250	$454,720

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(307,739)	$(81,625)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(81,781)	$(471,685)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	(320,633)	(167,908)	(21,100)	(20,000)	(23,850)	(33,000)	(154,675)	(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	$(320,633)	$(167,908)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(202,997)	$(510,629)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$(3,739)	$58,338	$–	$–	$–	$–	$58,219	$(16,965)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,349)	–	–	–	–	–	–
Contributions by manager	16,633	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	–	(32,294)	–	–	–	–	30,325	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-135

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$1,740	$30,389	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	1,740	30,389	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$54,926	$–	$–	$1,740	$30,389	$–

Subscriptions in Series
Balance at December 31, 2022	$152,324	$179,064	$54,000	$–	$528,409	$248,880	$95,535	$219,885
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,601)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	339,000	158,463	120,000	–	654,400	248,880	95,535	219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$339,000	$158,463	$102,055	$–	$642,618	$248,880	$95,535	$219,885

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(74,563)	$(126,243)	$(18,705)	$(21,800)	$(193,010)	$(250,620)	$(125,924)	$(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	(206,670)	(158,463)	(88,483)	(21,800)	(418,492)	(250,620)	(125,924)	(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	$(294,946)	$(158,463)	$(147,500)	$(21,800)	$(642,618)	$(250,620)	$(125,924)	$(219,885)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$77,761	$52,821	$35,295	$(21,800)	$335,399	$–	$–	$–
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,601)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	132,330	–	31,517	(21,800)	235,908	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	$44,054	$–	$9,481	$(21,800)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-136

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$22,953	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	22,953	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2022	$357,900	$998,800	$233,910	$563,072	$23,290	$19,776	$20,000	$418,346
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	294,400	998,800	170,755	640,000	23,290	19,776	20,000	386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$294,400	$434,766	$170,755	$555,927	$23,290	$19,776	$20,000	$386,662

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(218,755)	$(552,016)	$(148,393)	$(179,690)	$(23,290)	$(19,776)	$(42,953)	$(291,132)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	(249,015)	(844,438)	(170,755)	(381,247)	(23,290)	(19,776)	(42,953)	(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	$(324,934)	$(434,766)	$(170,755)	$(555,927)	$(23,290)	$(19,776)	$(42,953)	$(386,662)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$139,145	$446,784	$85,517	$383,382	$–	$–	$–	$127,214
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	45,385	154,362	–	258,753	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	$(30,534)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-137

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$25,979	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	25,979	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2022	$635,000	$28,570	$289,481	$34,881	$44,555	$242,070	$40,500	$265,079
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	572,600	28,570	349,350	34,881	44,555	223,500	40,500	265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$(3,382,000)	$28,570	$339,533	$34,881	$44,555	$138,110	$40,500	$265,079

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(217,769)	$(28,570)	$(95,240)	$(34,881)	$(44,555)	$(93,935)	$(66,479)	$(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	(320,784)	(28,570)	(199,894)	(34,881)	(44,555)	(150,735)	(66,479)	(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	$3,546,596	$(28,570)	$(266,532)	$(34,881)	$(44,555)	$(138,110)	$(66,479)	$(265,079)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$417,231	$–	$194,241	$–	$–	$148,135	$–	$–
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	251,816	–	149,456	–	–	72,765	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,380	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	$164,596	$–	$73,000	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-138

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$12,000	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	12,000	75,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$12,000	$105,050	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$(3,317)	$373,619	$98,606	$(200,712)	$14,000	$11,983	$212,995	$16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,249)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	(3,317)	373,619	98,606	(201,336)	14,000	11,983	210,746	16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$(3,317)	$373,619	$98,606	$(203,093)	$14,000	$11,983	$210,746	$16,483

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$3,317	$(373,619)	$(110,606)	$186,251	$(14,000)	$(11,983)	$(218,945)	$(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	3,317	(373,619)	(110,606)	119,625	(14,000)	(11,983)	(210,746)	(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	$3,317	$(373,619)	$(110,606)	$98,043	$(14,000)	$(11,983)	$(210,746)	$(16,483)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$33,539	$–	$–	$(5,950)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,249)	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	–	–	–	(6,711)	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	(21,582)	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-139

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$21,600	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	21,600	–	–	–	–	27,000	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$21,600	$–	$–	$–	$–	$27,000	$–	$39,490

Subscriptions in Series
Balance at December 31, 2022	$126,000	$106,360	$995,885	$–	$229,000	$93,000	$29,679	$322,400
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,045)	(13,514)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	126,000	106,360	995,885	1,030,200	229,000	84,955	16,165	322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,845)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$126,000	$106,360	$995,885	$955,355	$229,000	$84,955	$16,165	$322,400

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(147,600)	$(25,877)	$(995,885)	$(80,843)	$(227,620)	$(49,781)	$(15,768)	$(166,048)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	(147,600)	(4,957)	(995,885)	(605,079)	(229,000)	(111,955)	(16,165)	(291,501)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	$(147,600)	$(202,926)	$(995,885)	$(955,355)	$(229,000)	$(111,955)	$(16,165)	$(361,890)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$80,483	$–	$(80,843)	$1,380	$43,219	$13,911	$156,352
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,045)	(13,514)	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	–	101,403	–	425,121	–	–	–	30,899
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,845)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	(197,969)	–	(350,276)	–	–	–	(70,389)
Balance at December 31, 2024	$–	$(96,566)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-140

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$7,724	$–	$–	$–	$–	$–	$33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	7,724	–	–	–	–	–	33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$28,359	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2022	$52,500	$135,000	$40,069	$21,569	$(35,487)	$338,880	$281,700	$550,381
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,709)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	150,000	135,000	40,069	21,569	(35,487)	320,400	242,991	550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,072)	–	–	–	–	(48,003)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$140,928	$135,000	$40,069	$21,569	$(35,487)	$272,397	$242,991	$550,381

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(21,774)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(210,823)	$(173,701)	$(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	(96,151)	(142,724)	(40,069)	(21,569)	35,487	(281,176)	(242,991)	(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	$(169,287)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(272,397)	$(242,991)	$(584,206)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$30,726	$–	$–	$–	$–	$128,057	$107,999	$–
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,709)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	53,849	–	–	–	–	39,224	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,072)	–	–	–	–	(48,003)	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	(73,136)	–	–	–	–	8,779	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-141

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$36,000	$–	$84,000	$–	$–	$11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	36,000	–	99,000	–	–	11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843

Subscriptions in Series
Balance at December 31, 2022	$530,400	$355,520	$110,389	$261,791	$(117,343)	$448,440	$25,194	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	478,235	310,079	110,389	261,791	(197,843)	382,204	25,194	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,031)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$478,235	$291,048	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(288,023)	$(254,089)	$(146,389)	$(261,791)	$59,135	$(292,242)	$(25,194)	$(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	(478,235)	(332,928)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	$(478,235)	$(291,048)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$242,377	$101,431	$–	$–	$25,792	$156,198	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	–	(22,849)	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,031)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,880	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-142

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$69,400	$46,774	$35,374	$36,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	569,520	217,501	130,001	180,000	270,354	348,750	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	569,520	217,501	130,001	180,000	270,354	348,750	–	–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,807)	(63,124)	(3,631)	(9,615)	(55,128)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$338,713	$154,377	$126,370	$170,385	$363,072	$348,750	$–	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	(145,189)	–	–
Balance at December 31, 2023	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	(145,189)	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	$(303,772)	$(133,837)	$(161,744)	$(153,380)	$(363,072)	$(233,953)	$–	$–

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	569,520	217,501	130,001	180,000	270,354	348,750	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	(145,189)	–	–
Balance at December 31, 2023	376,782	129,272	65,493	104,627	119,811	203,561	–	–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,807)	(63,124)	(3,631)	(9,615)	(55,128)	–	–	–
Contributions by manager	69,400	46,774	35,374	36,000	–	–	–	–
Net income/(loss)	(111,034)	(45,608)	(97,236)	(78,007)	(212,529)	(88,764)	–	–
Balance at December 31, 2024	$104,341	$67,314	$–	$53,005	$–	$114,797	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-143

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	113,630	519,285	669,500	–	765,000	–	313,146	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	113,630	519,285	669,500	–	765,000	–	313,146	–
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,489)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$111,891	$497,988	$669,500	$83,400	$765,000	$1,101,600	$413,100	$1,018,011

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(49,986)	(228,325)	(273,504)	(7,923)	(259,602)	(19,937)	(113,211)	(14,969)
Balance at December 31, 2023	(49,986)	(228,325)	(273,504)	(7,923)	(259,602)	(19,937)	(113,211)	(14,969)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	$(75,546)	$(345,727)	$(444,959)	$(130,372)	$(463,236)	$(589,170)	$(250,682)	$(587,281)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	113,630	519,285	669,500	–	765,000	–	313,146	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(49,986)	(228,325)	(273,504)	(7,923)	(259,602)	(19,937)	(113,211)	(14,969)
Balance at December 31, 2023	63,644	290,960	395,996	(7,923)	505,398	(19,937)	199,935	(14,969)
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,489)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(25,560)	(117,402)	(171,455)	(122,449)	(203,634)	(569,233)	(137,471)	(572,312)
Balance at December 31, 2024	$36,345	$152,261	$224,541	$(46,972)	$301,764	$512,430	$162,418	$430,730

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-144

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	555,000	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	555,000	–	–	–	–	–	–	–
Subscriptions received in horse series	–	1,140,000	660,528	420,108	416,992	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$521,700	$1,140,000	$651,828	$420,108	$416,992	$662,099	$511,734	$208,270

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(186,922)	–	–	–	–	–	–	–
Balance at December 31, 2023	(186,922)	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,280)	(94,110)
Balance at December 31, 2024	$(307,953)	$(465,710)	$(293,688)	$(197,593)	$(187,510)	$(287,059)	$(253,280)	$(94,110)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	555,000	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(186,922)	–	(383)	–	–	–	–	–
Balance at December 31, 2023	368,078	–	(383)	–	–	–	–	–
Subscriptions received in horse series	–	1,140,000	660,528	420,108	416,992	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(121,031)	(465,710)	(293,688)	(197,593)	(187,510)	(287,059)	(253,280)	(94,110)
Balance at December 31, 2024	$213,747	$674,290	$357,757	$222,515	$229,482	$375,040	$258,454	$114,160

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-145

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$841,825
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	350,042
Net income/(loss)	–	–
Balance at December 31, 2023	–	1,191,867
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	755,731
Net income/(loss)	–	–
Balance at December 31, 2024	$–	$1,947,598

Subscriptions in Series
Balance at December 31, 2022	$–	$32,004,417
Subscriptions received in horse series	–	8,022,546
Distributions from horse series	–	(2,249,531)
Contributions by manager	–	–
Net income/(loss)	–	–
Balance at December 31, 2023	–	37,777,432
Subscriptions received in horse series	–	6,600,679
Distributions from horse series	–	(6,541,715)
Contributions by manager	–	–
Net income/(loss)	–	–
Balance at December 31, 2024	$–	$37,836,396

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$(25,590,820)
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	–
Net income/(loss)	–	(7,850,403)
Balance at December 31, 2023	–	(33,441,223)
Subscriptions received in horse series	–	–
Distributions from horse series	–	–
Contributions by manager	–	–
Net income/(loss)	(39,038)	(1,903,336)
Balance at December 31, 2024	$(39,038)	$(35,344,559)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$7,255,422
Subscriptions received in horse series	–	8,022,546
Distributions from horse series	–	(2,249,531)
Contributions by manager	–	350,042
Net income/(loss)	–	(7,850,786)
Balance at December 31, 2023	–	5,527,693
Subscriptions received in horse series	–	6,600,679
Distributions from horse series	–	(6,541,715)
Contributions by manager	–	755,731
Net income/(loss)	(39,038)	(1,903,336)
Balance at December 31, 2024	$(39,038)	$4,439,052

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-146

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-147

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$558,725	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	558,725	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(142,126)	–	–	–	–	–	–
Payment of distributions	–	–	–	–	(27,143)	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(340,345)	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(76,254)	–	–	27,143	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(558,725)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-148

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$(35,566)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	9,158	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	(26,408)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,209)	–	–
Payment of distributions	–	(8,786)	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	30,000	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	8,786	–	–	–	617	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	26,408	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-149

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddys Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Income/(Loss)	$(54,327)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(54,327)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	54,327	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	54,327	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-150

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$(7,611)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	70,095
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	(94,628)
Gain on debt forgiveness	–	–	–	–	–	–	–	17
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	1,638
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	(30,489)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	94,628
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	94,628

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(101,220)
Payment of distributions	–	–	–	–	–	(4,972)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	4,972	–	37,081
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	(64,139)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-151

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Income/(Loss)	$(95,085)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	33,833	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	39,667	–	–	–	–	–	–	–
Gain on debt forgiveness	2,642	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	5,000	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(18,943)	–	–	–	–	5,000	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	18,943	–	–	–	–	(5,000)	–	–
Net Cash Provided by/(Used in) Financing Activities	18,943	–	–	–	–	(5,000)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-152

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(62,317)	$845,729
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	37,042	56,440
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	(946,346)
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	347	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	(347)	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	(25,274)	(44,177)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	16,830
Proceeds from horse disposition	–	–	–	–	–	–	–	946,346
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	963,176

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	(934,881)
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	25,275	15,882
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	25,275	(918,999)

Net Change in Cash	–	–	–	–	–	–	1	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$1	$–
	–	–	–	–	–	–	(1)	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-153

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(6,750)	–	–	–	–
Disposition of horse assets	–	–	–		–	–	–	–
Proceeds from horse disposition	–	–	–	6,750	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-154

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	(12,895)	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	12,895	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-155

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$1,393,507	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	(1,312,500)	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	10,080	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	(10,080)	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	81,007	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	1,312,500	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	1,312,500	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(1,388,843)	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	(4,664)	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	(1,393,507)	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-156

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-157

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	(0)
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	(0)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-158

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(30,678)	$–	$(43,012)	$6,195	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	10,361	–	12,470	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	8,618	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	6,195	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	(23)	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(11,700)	–	(30,541)	12,366	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	9,983	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	9,983	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,376)	–	(18,099)	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	51,629	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	15,093	–	(2,990)	(12,366)	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	1,717	–	30,541	(12,366)	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-159

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Cash Flows From Operating Activities
Net Income/(Loss)	$30,534	$3,693	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	(40,000)	–	–	–	–	–	–	–
Gain on debt forgiveness	6,142	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(3,324)	3,693	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	40,000	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	40,000	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,693)	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(36,676)	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	(36,676)	(3,693)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-160

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Income/(Loss)	$(90,551)	$–	$(73,209)	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	6,323	–	37,634	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	8,558	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	700	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	(700)	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(75,671)	–	(35,575)	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	(8,558)	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(8,558)	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	84,229	–	35,575	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	84,229	–	35,575	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-161

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-162

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$96,566	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	149,946	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	246,511	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	(72,219)	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(246,511)	–	72,219	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(246,511)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-163

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-164

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-165

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(87,154)	$(79,444)	$–	$(41,255)	$–	$(65,118)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	37,950	50,991	–	5,717	–	42,000	–	–
Loss/(gain) on disposal of horse ownership	34,430	–	–	28,817	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	25	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	(26)	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(14,774)	(28,453)	–	(6,722)	–	(23,120)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	22,000	–	–	21,000	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	22,000	–	–	21,000	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(30,388)	(14,551)	–	(23,278)	–	(11,775)	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	13,200	44,824	–	11,528	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	9,962	(1,820)	–	(2,528)	–	34,895	–	–
Net Cash Provided by/(Used in) Financing Activities	(7,226)	28,453	–	(14,278)	–	23,120	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-166

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Cash Flows From Operating Activities
Net Income/(Loss)	$(17,175)	$(127,619)	$(64,121)	$(214,630)	$(217,074)	$(245,335)	$(112,113)	$(320,444)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	2,970	87,504	109,484	59,956	52,500	205,275	70,222	128,708
Loss/(gain) on disposal of horse ownership	17,100	–	(73,613)	60,633	149,014	(3,825)	–	114,000
Gain on debt forgiveness	–	–	135	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	32	(1,714)	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	(174)	–	–
Change in accrued expense	–	–	–	–	(3,622)	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	2,895	(40,115)	(28,115)	(94,041)	(19,150)	(45,772)	(41,891)	(77,736)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	101
Proceeds from horse disposition	(806)	–	122,384	(6)	18	3,825	–	5,610
Net Cash Provided by/(Used in) Investing Activities	(806)	–	122,384	(6)	18	3,825	–	5,711

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	299,100	–	–	–	–
Distributions from horse series	(19,169)	(14,133)	(160,420)	(20,298)	(84,690)	(22,440)	–	(110,285)
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	17,080	54,248	66,151	(184,755)	103,822	64,387	41,891	182,310
Net Cash Provided by/(Used in) Financing Activities	(2,089)	40,115	(94,269)	94,047	19,132	41,947	41,891	72,025

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-167

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Cash Flows From Operating Activities
Net Income/(Loss)	$(138,316)	$(266,208)	$(151,476)	$(178,058)	$(125,319)	$(218,879)	$(304,335)	$(86,692)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	94,500	166,667	87,885	–	38,417	110,000	121,667	–
Loss/(gain) on disposal of horse ownership	(18,750)	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(62,566)	(99,541)	(63,591)	(178,058)	(86,902)	(108,879)	(182,668)	(86,692)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	51,250	–	30,750	–	–	–	–
Proceeds from horse disposition	18,750	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	18,750	51,250	–	30,750	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	359,892	–	127,901	358,266	145,376
Distributions from horse series	–	–	(19,200)	(16,200)	(7,450)	–	–	(1,440)
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	43,817	48,291	82,791	(196,385)	94,352	(19,022)	(175,598)	(57,243)
Net Cash Provided by/(Used in) Financing Activities	43,817	48,291	63,591	147,307	86,902	108,879	182,668	86,693

Net Change in Cash	1	–	–	(1)	–	–	–	1

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$1	$–	$–	$(1)	$–	$–	$–	$1
	(1)	–	–	1	–	–	–	(1)
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-168

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series STG Broodmare Band	Series Thank You Note 23	Series Just Like Lucy 23	Series Eyepopnruby 23	Series Magic Belle 23	Series Great Hot 23	Series Restless Rider 23	Series Stirred 23
Cash Flows From Operating Activities
Net Income/(Loss)	$(525,263)	$(366,976)	$(155,296)	$(190,057)	$(151,818)	$(151,882)	$(510,546)	$(218,035)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	252,050	85,572	35,870	39,185	47,250	28,572	100,844	37,555
Loss/(gain) on disposal of horse ownership	(187,084)	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(460,297)	(281,404)	(119,426)	(150,872)	(104,568)	(123,310)	(409,702)	(180,480)

Cash Flows From Investing Activities
Purchase of horse assets	(29,650)	(311,175)	(160,905)	(176,333)	(170,100)	(146,944)	(551,250)	(213,150)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	187,084	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	157,434	(311,175)	(160,905)	(176,333)	(170,100)	(146,944)	(551,250)	(213,150)

Cash Flows From Financing Activities
Subscriptions received in horse series	1,175,000	720,000	392,700	371,142	360,000	350,000	1,146,089	471,600
Distributions from horse series	(81,700)	(6,300)	(32,609)	–	(28,512)	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(790,436)	(121,121)	(79,760)	(43,937)	(56,820)	(79,746)	(185,137)	(77,970)
Net Cash Provided by/(Used in) Financing Activities	302,864	592,579	280,331	327,205	274,668	270,254	960,952	393,630

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-169

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Trust But Verify	Series Wildcat Gaze 23	Series Divine Mercy 24	Series Bernin Midnight 24	Series Bubala 24	Series Bundle Broodmare Band 26	Series Carpe Fortuna 24	Series Thesis Break 24
Cash Flows From Operating Activities
Net Income/(Loss)	$(487,193)	$(97,353)	$(46,738)	$(131,946)	$(127,610)	$(43,736)	$(30,895)	$(148,404)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	123,528	10,175	15,750	16,327	24,491	20,572	10,710	27,519
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party
Interest capitalized to loan
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(363,666)	(87,178)	(30,988)	(115,619)	(103,119)	(23,164)	(20,185)	(120,885)

Cash Flows From Investing Activities
Purchase of horse assets	(472,500)	(57,750)	(189,000)	(195,925)	(293,888)	(233,100)	(182,580)	(198,135)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(472,500)	(57,750)	(189,000)	(195,925)	(293,888)	(233,100)	(182,580)	(198,135)

Cash Flows From Financing Activities
Subscriptions received in horse series	971,355	212,072	–	394,200	248,157	–	–	317,811
Distributions from horse series	–	–	–	–	–	–	–	–
Payment of distributions	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(135,189)	(67,144)	219,988	(82,656)	148,850	256,264	202,765	1,209
Net Cash Provided by/(Used in) Financing Activities	836,166	144,928	219,988	311,544	397,007	256,264	202,765	319,020

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-170

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2025 (continued)

	Series Slam Dunk 24	Series Marsh Hawk 24	Series Paddock Buzz	Series Confetti 24	Series Great Sister Diane 24	Series Z-MRH Raven's Lady 21	12.31.2025 Consolidated Total
Cash Flows From Operating Activities
Net Income/(Loss)	$(397,024)	$(57,007)	$(31,017)	$(175,030)	$(169,261)	$–	$(4,831,263)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	83,333	15,313	8,750	48,563	28,875	–	2,806,569
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	(2,215,910)
Gain on debt forgiveness	–	–	–	–	–	–	165,075
Expenses paid by related party							–
Interest capitalized to loan							–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	16,108
Change in prepaid expense	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	(11,326)
Change in accrued expense	–	–	–	–	–	–	(3,622)
Change in accrued interest payable	–	–	–	–	–	–	(23)
Change in deferred revenue	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(313,691)	(41,694)	(22,267)	(126,467)	(140,386)	–	(4,074,392)

Cash Flows From Investing Activities
Purchase of horse assets	(1,232,800)	(278,780)	(105,000)	(349,650)	(346,500)	–	(5,901,864)
Disposition of horse assets	–	–	–	–	–	–	98,931
Proceeds from horse disposition	–	–	–	–	–	–	2,781,509
Net Cash Provided by/(Used in) Investing Activities	(1,232,800)	(278,780)	(105,000)	(349,650)	(346,500)	–	(3,021,424)

Cash Flows From Financing Activities
Subscriptions received in horse series	839,726	–	–	308,763	356,120	–	9,925,270
Distributions from horse series	–	–	–	–	–	–	(3,311,284)
Payment of distributions	–	–	–	–	–	–	(126,015)
Capital contributions	–	–	–	–	–	–	151,181
Proceeds from debt - related party	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	(340,345)
Net advances/(repayments) in amount due to manager	706,765	320,475	127,267	167,354	130,766	–	797,008
Net Cash Provided by/(Used in) Financing Activities	1,546,491	320,475	127,267	476,117	486,886	–	7,095,815

Net Change in Cash	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–
	–	–	–	–	–	–	–
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-171

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(40,659)	$–	$–	$–	$–	$(40,014)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	11,055	–	–	–	–	23,452	–
Loss/(gain) on disposal of horse ownership	–	16,027	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,000	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(10,577)	–	–	–	–	(16,562)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	13,531	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	13,531	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Capital contributions	–	46,205	–	–	–	–	38,228	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(1,287)	–	–	–	–	(21,666)	–
Net Cash Provided by/(Used in) Financing Activities	–	(2,954)	–	–	–	–	16,562	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-172

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$440,939	$–	$(98,033)	$(91,494)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	28,000	95,685	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	44,158	(37,503)	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	1,500	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	440,939	–	(24,375)	(33,312)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	(25,175)	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	62,678	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	37,503	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,585)	–	–	–	–
Capital contributions	–	–	–	40,281	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(440,794)	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	144,480	–	1,679	(4,191)	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(440,939)	–	24,375	(4,191)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-173

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Bullion	Series Song of Bernadette 20	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(74,836)	$–	$–	$–	$(40,737)	$(111,255)	$(136,053)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	59,644	–	–	–	23,333	65,492	36,117
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	67,991
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	750	–	651
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(15,192)	–	–	–	(16,654)	(45,763)	(31,294)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	30,400
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	30,400

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(14,655)	–	(50,768)
Capital contributions	–	–	–	–	–	39,818	27,877	45,000
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	15,192	–	–	–	(8,509)	17,886	6,662
Net Cash Provided by/(Used in) Financing Activities	–	15,192	–	–	–	16,654	45,763	894

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-174

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Income/(Loss)	$(67,482)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	50,806	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(16,676)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(12,579)	(47,539)	–	–	(257)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	16,676	12,579	47,539	–	–	257	–	–
Net Cash Provided by/(Used in) Financing Activities	16,676	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-175

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun-d	Series Enchante 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$(9,444)	$–	$(119,919)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	11,889	–	99,740
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	(28,995)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	(1,638)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	(26,550)	–	(21,817)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	28,995	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	28,995	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,323)	–	–	–	(8,818)	–	(12,083)	(33,480)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	13,323	–	–	–	8,818	(2,445)	12,083	55,297
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	(2,445)	–	21,817

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-176

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Income/(Loss)	$(152,561)	$(24,436)	$–	$–	$102,626	$(44,256)	$–	$17,327
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	105,000	–	–	–	(62,008)	15,625	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	16,207	–	(19,577)
Gain on debt forgiveness	–	–	–	–	–	–	–	(9,793)
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,900	–	–	–	(5,000)	–	599
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	(599)
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(47,561)	(20,536)	–	–	40,618	(17,424)	–	(12,043)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	118,142	(6,406)	–	19,577
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	118,142	(6,406)	–	19,577

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	(8,829)	(21,209)
Capital contributions	–	66,823	–	–	–	57,086	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	2,990
Repayments on debt - related party	–	–	–	–	–	–	–	(33,856)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	65,361	(34,353)	–	–	(158,760)	(28,456)	8,829	44,541
Net Cash Provided by/(Used in) Financing Activities	47,561	20,536	–	–	(158,760)	23,830	–	(7,534)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-177

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(85,830)	$(132,670)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	52,500	103,785
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	(347)	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	(33,677)	(28,885)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	(18,981)	–	(4,496)	(8,313)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	18,981	–	38,173	37,198
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	33,677	28,885

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-178

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Im a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Income/(Loss)	$(132,789)	$–	$98,070	$(6,750)	$120,010	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	51,277	–	(53,091)	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	69,851	–	–	6,750	(141,943)	–	–	–
Gain on debt forgiveness	–	–	–	–	(12,055)	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	377	–	–	–	11,006	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(35)	–	–	–	(7,716)	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(11,319)	–	44,979	–	(30,698)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	4,775	–	126,296	(6,750)	141,943	–	–	–
Net Cash Provided by/(Used in) Investing Activities	4,775	–	126,296	(6,750)	141,943	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	20,576	–	–	–
Repayments on debt - related party	–	–	–	–	(144,343)	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	81,588	–	(171,275)	6,750	12,522	–	–	–
Net Cash Provided by/(Used in) Financing Activities	6,544	–	(171,275)	6,750	(111,245)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-179

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Income/(Loss)	$(36,460)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	24,906	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(24,906)	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(36,460)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	36,460	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	36,460	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-180

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Income/(Loss)	$77,109	$–	$449,947	$–	$–	$–	$–	$6,827
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	14,534	–	–	–	–	10,585
Loss/(gain) on disposal of horse ownership	(80,920)	–	–	–	–	–	–	(28,008)
Gain on debt forgiveness	(1,654)	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	1,515	–	(2,324)	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(1,515)	–	(6,078)	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(5,465)	–	456,079	–	–	–	–	(10,596)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	80,920	–	–	–	–	–	–	33,500
Net Cash Provided by/(Used in) Investing Activities	80,920	–	–	–	–	–	–	33,500

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,078)	–	(23,720)	–	–	(18,866)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	12,264	–	–	–	–	–	–	–
Repayments on debt - related party	(82,510)	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	5,344	–	(15,001)	–	23,720	–	–	(3,984)
Net Cash Provided by/(Used in) Financing Activities	(75,455)	–	(456,079)	–	–	–	–	(22,904)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-181

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(92,512)	$–	$(28,608)	$–	$–	$–	$(47,686)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	16,538	–	8,334	–	–	–	4,824
Loss/(gain) on disposal of horse ownership	–	45,398	–	4,267	–	–	–	40,092
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(30,576)	–	(16,007)	–	–	–	(2,770)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	(6,000)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	(10,763)	–	11,203	–	–	–	11,250
Net Cash Provided by/(Used in) Investing Activities	–	(10,763)	–	11,203	–	–	–	5,250

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	(25,454)	(70,694)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	49,712	–	48,947	–	–	25,454	68,214
Net Cash Provided by/(Used in) Financing Activities	–	41,339	–	4,804	–	–	–	(2,480)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-182

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(48,322)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	4,052	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	32,158	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,750	–	–	–	–	18,750	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	3,750	–	–	–	–	6,638	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Capital contributions	–	32,294	–	–	–	–	21,747	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(36,044)	–	–	–	–	(24,635)	–
Net Cash Provided by/(Used in) Financing Activities	–	(3,750)	–	–	–	–	(6,638)	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-183

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B 21	Series Ocean Magic 18	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(88,276)	$–	$(59,017)	$–	$(224,126)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	51,276	–	17,333	–	61,720	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	117,721	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(37,000)	–	(41,684)	–	(44,685)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(7,776)	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(7,776)	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(20,602)	(17,945)	–	(11,782)	–	–	–
Capital contributions	–	–	54,926	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	44,776	20,602	4,703	–	56,467	–	–	–
Net Cash Provided by/(Used in) Financing Activities	44,776	–	41,684	–	44,685	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-184

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Race Hunter 19	Series Essential Rose 20	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(75,919)	$409,672	$–	$(174,680)	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	26,562	132,308	–	38,293	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	(589,742)	–	105,752	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(49,357)	(47,762)	–	(30,635)	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	589,742	–	19,313	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	589,742	–	19,313	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	(29,032)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	12,750
Repayments on debt - related party	–	–	–	–	–	–	–	(12,750)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	49,357	22,054	–	95,395	–	–	–	29,032
Net Cash Provided by/(Used in) Financing Activities	49,357	(541,980)	–	11,322	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-185

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of the Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Income/(Loss)	$3,867,380	$–	$(66,638)	$–	$–	$12,625	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	97,125	–	53,550	–	–	13,910	–	–
Loss/(gain) on disposal of horse ownership	(3,879,483)	–	–	–	–	(350)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	(700)	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	84,322	–	(13,088)	–	–	26,185	–	–

Cash Flows From Investing Activities
Purchase of horse assets	283,501	–	–	–	–	–	–	–
Disposition of horse assets	(283,501)	–	–	–	–	–	–	–
Proceeds from horse disposition	3,944,261	–	–	–	–	30,400	–	–
Net Cash Provided by/(Used in) Investing Activities	3,944,261	–	–	–	–	30,400	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(73,983)	–	22,906	–	–	28,805	–	–
Net Cash Provided by/(Used in) Financing Activities	(4,028,583)	–	13,088	–	–	(56,585)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-186

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$(21,582)	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	7,455	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	(4,000)	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	15,600	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	(1,800)	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	(4,327)	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	4,000	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	4,000	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Capital contributions	–	–	–	30,050	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	(27,966)	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	327	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-187

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(197,969)	$–	$(350,276)	$–	$–	$–	$(70,389)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	11,230	–	157,613	–	–	–	40,875
Loss/(gain) on disposal of horse ownership	–	–	–	113,563	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(186,739)	–	(79,100)	–	–	–	(29,514)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	40,320	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	40,320	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(2,626)	–	(3,366)	–	–
Capital contributions	–	–	–	–	–	–	–	39,490
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	186,739	–	41,406	–	3,366	–	(9,976)
Net Cash Provided by/(Used in) Financing Activities	–	186,739	–	38,780	–	–	–	29,514

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-188

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Income/(Loss)	$(73,136)	$–	$–	$–	$–	$8,779	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	14,046	–	–	–	–	132	–	–
Loss/(gain) on disposal of horse ownership	33,510	–	–	–	–	(11,997)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(25,580)	–	–	–	–	(3,086)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	(4,500)	–	–	–	–	27,000	–	–
Net Cash Provided by/(Used in) Investing Activities	(4,500)	–	–	–	–	27,000	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,074)	–	–	–	–	(48,003)	–	–
Capital contributions	28,360	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	10,794	–	–	–	–	24,089	–	–
Net Cash Provided by/(Used in) Financing Activities	30,080	–	–	–	–	(23,914)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-189

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Who Runs the World	Series Whosbeeninmybed 19	Series Without Delay 19	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$41,880	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	9,925	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	(52,687)	–	–	–	–	–	–
Gain on debt forgiveness	–	(3,802)	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	1,165	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	(309)	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(3,828)	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	67,358	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	67,358	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(46,708)	(19,030)	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	4,069	–	–	–	–	–	–
Repayments on debt - related party	–	(93,401)	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	46,708	44,832	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(63,530)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-190

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Edge Classic Colts Package	Series Crown It 21	Series High Speed Goldie 21	Series More Than Magic 21	Series Adaay in Asia	Series Alliford Bay 21	Series Blues Corner 21	Series Bullish Sentiment 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(111,034)	$(45,608)	$(97,236)	$(78,007)	$(212,529)	$(88,764)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	112,746	50,991	17,188	42,000	40,497	42,000	–	–
Loss/(gain) on disposal of horse ownership	(51,857)	–	44,674	–	107,029	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	(25)	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(50,145)	5,383	(35,374)	(36,007)	(65,003)	(46,789)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	140,000	–	–	–	15,504	–	–	–
Net Cash Provided by/(Used in) Investing Activities	140,000	–	–	–	15,504	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,128)	–	–	–
Capital contributions	69,400	46,773	35,374	36,000	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	71,551	10,967	3,631	9,621	(43,219)	46,789	–	–
Net Cash Provided by/(Used in) Financing Activities	(89,855)	(5,383)	35,374	36,007	49,499	46,789	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-191

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Giant Mover 21	Series Lovesick 21	Series Tamboz 21	Series Blue Devil	Series Brandy 22	Series The Incredi-Bundle	Series Blue Curl 22	Series the New York Bundle
Cash Flows From Operating Activities
Net Income/(Loss)	$(25,560)	$(117,402)	$(171,455)	$(122,449)	$(203,634)	$(569,233)	$(137,471)	$(572,312)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	15,785	87,504	119,438	62,475	126,000	205,275	70,222	138,771
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	42,620
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	(32)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(9,775)	(29,898)	(52,017)	(59,974)	(77,666)	(363,958)	(67,249)	(390,921)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	22,967
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	22,967

Cash Flows From Financing Activities
Subscriptions received in horse series	–	702	–	83,400	–	1,101,600	99,954	1,147,500
Distributions from horse series	(1,739)	(21,999)	–	–	–	–	–	(129,490)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	11,514	51,195	52,017	(23,426)	77,666	(737,642)	(32,705)	(650,056)
Net Cash Provided by/(Used in) Financing Activities	9,775	29,898	52,017	59,974	77,666	363,958	67,249	367,954

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-192

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series Savvy Sassy 22	Series Stylishly 23	Series Formidable Kitt 22	Series Blip Says Bye 23	Series Claire de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion 23	Series Seeking a Star 23
Cash Flows From Operating Activities
Net Income/(Loss)	$(121,031)	$(465,710)	$(293,688)	$(197,593)	$(187,510)	$(287,060)	$(253,280)	$(94,110)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	94,500	76,937	43,470	33,150	23,649	46,573	51,169	12,464
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(26,531)	(388,773)	(250,218)	(164,443)	(163.861)	(240,487)	(202,111)	(81,646)

Cash Flows From Investing Activities
Purchase of horse assets	–	(576,250)	(263,655)	(345,750)	(115,250)	(346,500)	(383,250)	(130,000)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	(576,250)	(263,655)	(345,750)	(115,250)	(346,500)	(383,250)	(130,000)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	1,140,000	660,0008	420,108	415,0002	662,099	511,734	208,270
Distributions from horse series	(33,300)	–	(8,700)	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	59,831	(174,977)	(137,427)	90,085	(135,889)	(75,112)	73,627	(3,376)
Net Cash Provided by/(Used in) Financing Activities	26,531	965,023	513,873	510,193	279,111	586,987	585,361	211,646

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-193

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (continued)

	Series STG Broodmare Band	12.31.2024 Consolidated Total
Cash Flows From Operating Activities
Net Income/(Loss)	$(39,038)	$(1,903,335)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	26,442	3,049,767
Loss/(gain) on disposal of horse ownership	–	(4,019,294)
Gain on debt forgiveness	–	(27,304)
Expenses paid by related party	–	–
Interest capitalized to loan	–	–
Changes in operating assets and liabilities:		–
Change in accounts receivable	–	77,403
Change in prepaid expense	–	–
Change in other assets	–	–
Change in accrued expense	–	(42,958)
Change in accrued interest payable	–	–
Change in deferred revenue	–	–
Net Cash Provided by/(Used in) Operating Activities	(12,596)	(2,865,721)

Cash Flows From Investing Activities
Purchase of horse assets	(593,000)	(2,509,105)
Disposition of horse assets	–	(283,501)
Proceeds from horse disposition	–	5,555,656
Net Cash Provided by/(Used in) Investing Activities	(593,000)	2,763,050

Cash Flows From Financing Activities
Subscriptions received in horse series	–	6,598,159
Distributions from horse series	–	(6,686,991)
Capital contributions	–	755,732
Proceeds from debt - related party	–	52,649
Repayments on debt - related party	–	(366,860)
Horse revenues, net of expenses, applied to related party loans	–	(440,794)
Net advances/(repayments) in amount due to manager	605,596	190,776
Net Cash Provided by/(Used in) Financing Activities	605,596	102,671

Net Change in Cash	–	–

Cash at Beginning of Period	–	–
Cash at End of Period	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–
Cash paid for income taxes	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–
Non-cash management fees	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-194

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

NOTE 1: NATURE OF OPERATIONS

My Racehorse CA LLC d/b/a MyRaceHorse.com (the “Company”) is an early-stage investment series limited liability company established by the manager, Experiential Squared, Inc. (the “Manager”), to invest in individual interests in thoroughbred, quarter, and Standardbred horses through underlying Series LLCs. The Company aims to democratize the ownership of racehorses through a self-developed web-based platform and allow fans to experience racehorse ownership by investing in Series LLCs with other like-minded fans. The Company is headquartered in Lexington KY. The Company was formed in 2016.

As a Nevada Series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series are segregated and enforceable only against the assets of such Series, as provided under Nevada law.

The following are the Series included under the Company which were formed under the laws of Nevada:

Series Name
Series Action Bundle
Series Adaay in Asia
Series Adjust 20
Series Alliford Bay 21
Series Amandrea
Series Ambleside Park 19
Series Amers
Series Apple Down Under 19
Series Arch Support 20
Series Ari the Adventurer 19
Series Ashlees Empire 20
Series Athenian Beauty 19
Series Authentic
Series Awe Hush 19
Series Bajan Bashert
Series Balletic
Series Bella Chica
Series Bernin Midnight 24
Series Big Mel
Series Black Escort 19

See Report of Independent Auditor.

F-195

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Blip Says Bye 23
Series Blue Curl 22
Series Blue Devil
Series Blues Corner 21
Series Brandy 22
Series Bubala 24
Series Bullion
Series Bullish Sentiment 21
Series Bundle Broodmare Band 26
Series Cairo Kiss
Series Carpe Fortuna 24
Series Carrothers
Series Cayala 19
Series Chad Brown Bundle
Series Celestial Moon
Series Claire De Lune 22
Series Classic Cut
Series Classofsixtythree 19
Series Co Cola 19
Series Collusion Illusion
Series Confetti 24
Series Consecrate 19
Series Courtisane 19
Series Crown It 21
Series Daddys Joy
Series Dancing Crane
Series Daring Dancer 20
Series De Mystique 17
Series Deep Cover
Series Demogorgon
Series Desire Street 19
Series Divine Mercy 24
Series Echo Warrior 19
Series Edge Classic Colts Package

See Report of Independent Auditor.

F-196

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Edge Racing Summer Fun-d
Series Elarose 21
Series Enchante 21
Series Escape Route
Series Essential Rose 20
Series Exonerated 19
Series Eyepopnruby 23
Series Fenwick Hall 20
Series Flora Dora 20
Series Forever Rose
Series Formidable Kitt 22
Series Frosted Oats
Series Future Stars Stable
Series Gentleman Gerry
Series Giant Mover 21
Series Going to Vegas
Series Got Stormy
Series Grand Traverse Bay 19
Series Grand Traverse Bay 20
Series Great Hot 23
Series Great Sister Diane 24
Series Heaven Street
Series High Speed Goldie 21
Series Im A Looker 20
Series Into Summer 19
Series Ishvana 21
Series Jeanne's Speight 20
Series Just Like Lucy 23
Series Just Louise 19
Series Keertana 18
Series Kiana's Love
Series Kichiro
Series Kindle 21
Series Knarsdale 21

See Report of Independent Auditor.

F-197

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Lane Way
Series Latte Da 19
Series Lazy Daisy
Series Le Relais 20
Series Lost Empire 19
Series Lovesick 21
Series Madarnas
Series Madiera Wine
Series Magic Belle 23
Series Major Implications
Series Malibu Bonnie 23
Series Man Among Men
Series Margaret Reay 19
Series Margarita Friday 19
Series Marsh Hawk 24
Series Martita Sangrita 17
Series Mayan Milagra 19
Series Midnight Sweetie 19
Series Miss Puzzle
Series Miss Sakamoto
Series Mo Mischief
Series Mo Temptation
Series Monomoy Girl
Series Moonbow 20
Series Moonless Sky
Series More Than Magic 21
Series Motion Emotion
Series Mrs Whistler
Series My Fast One 20
Series Naismith
Series National Road
Series New York Claiming Package

See Report of Independent Auditor.

F-198

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Night of Idiots
Series Nileist
Series Noble Goddess
Series Northern Smile 20
Series NY Exacta
Series Ocean Magic 18
Series One Last Night 21
Series Our Jenny B 21
Series Our Miss Jones 19
Series Paddock Buzz
Series Patsys Kim 21
Series Popular Demand
Series Power Up Paynter
Series Queen Amira 19
Series Race Hunter 19
Series Restless Rider 23
Series Salute to America
Series Sarrocchi 21
Series Sauce On Side
Series Savvy Sassy 22
Series Seeking a Star 23
Series Shake It Up Baby
Series Sigesmund
Series Silverpocketsfull 19
Series Slam Dunk 24
Series Smart Shopping 21
Series Social Dilemma
Series Song of Bernadette 20
Series Song of the Lark 21
Series Soul Beam
Series Spanxamillion 23
Series Speightstown Belle 19

See Report of Independent Auditor.

F-199

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Spirit 20
Series Squared Straight
Series STG Broodmare Band
Series Stirred 23
Series Storm Shooter
Series Street Band
Series Stylishly 23
Series Sunny 18
Series Sunsanddrinkinhand
Series Sweet Sweet Annie 19
Series Swiss Minister
Series Takeo Squared
Series Tamboz 21
Series Tapitry 19
Series Tavasco Road
Series Tell All 19
Series Tell the Duchess 19
Series Thank You Note 23
Series The Filly Four
Series The Incredi-Bundle
Series The New York Bundle
Series The Royal Duet
Series Thesis Break 24
Series Thirteen Stripes
Series Timeless Trick 20
Series Tizamagician
Series Trust But Verify
Series Tufnel
Series Twirl Girl 21
Series Two Trail Sioux 17
Series Two Trail Sioux 17K
Series Utalknboutpractice

See Report of Independent Auditor.

F-200

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Vertical Threat
Series Vow
Series War Safe
Series Wayne O
Series Who Runs the World
Series Whosbeeninmybed 19
Series Wildcat Gaze 23
Series Without Delay 19
Series Wonder Upon a Star 19
Series Yes This Time
Series You Make Luvin Fun 19
Series Zestful

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Company adopted the calendar year as its basis for reporting.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act, enacted on April 5, 2012, and has elected to comply with certain reduced public company reporting requirements, including delayed implementation dates from those applicable to public business entities.

Use of Estimates

The preparation of consolidated and consolidating financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and consolidating financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

See Report of Independent Auditor.

F-201

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Cash Equivalents and Concentration of Cash Balance

The Company and each of its listed Series consider short-term, highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2025 and 2024, the Company and each of its listed Series had no cash on hand.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customers. As a result, the Company and each of its listed Series believe that its accounts receivable credit risk exposure is limited, and it has not experienced significant write-downs in its accounts receivable balances. As of December 31, 2025 and 2024, the Company and its listed Series have $1,714 and $17,823 outstanding accounts receivable, respectively.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed as incurred. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the balance sheet accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which range from three to five years. Horse assets are depreciated using the straight-line method over 36 months with no estimated salvage value. A horse is treated as placed in service upon its acquisition by the Company.

The Company and each of its listed Series review the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized as equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

As of December 31, 2025 and 2024, the Company and its listed Series have $10,218,244 and $7,661,031, respectively, recorded at cost in horse assets.

See Report of Independent Auditor.

F-202

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

As of December 31, 2025, property and equipment consisted of the following:

Series Name	Horse Asset plus Acquisition Costs	Less: Accumulated Depreciation	Total
Series Slam Dunk 24	$1,232,800	$(83,333)	$1,149,467
Series Restless Rider 23	551,250	(100,844)	450,406

Series Trust But Verify	472,500	(123,528)	348,972
Series STG Broodmare Band	622,650	(278492)	344,158
Series Great Sister Diane 24	346,500	(28,875)	317,625
Series Confetti 24	349,650	(48,563)	301,088
Series Blip Says Bye 23	315,000	(33,150)	281,850
Series Stylishly 23	525,000	(243,603)	281,397
Series Bubala 24	293,888	(24,491)	269,397
Series Marsh Hawk 24	278,780	(15,313)	263,468
	,
Series Thank You Note 23	311,175	(85,572)	225,603
Series Bundle Broodmare Band 26	233,100	(20,572)	212,528
Series Spanxamillion 23	383,250	(172,835)	210,415
Series Incredi-Bundle	615,825	(424,897)	190,928
Series Malibu Bonnie 23	346,500	(156,573)	189,927
Series Bernin Midnight 24	195,925	(16,327)	179,598
Series Stirred 23	213,150	(37,555)	175,595
Series Absolution	189,000	(15,750)	173,250
Series Carpe Fortuna 24	182,580	(10,710)	171,870
Series Thesis Break 24	198,135	(27,519)	170,616
Series Eyepopnruby 23	176,333	(39,185)	137,148
Series Formidable Kitt 22	263,655	(131,355)	132,300
Series Just Like Lucy 23	160,905	(35,870)	125,035
Series Magic Belle 23	170,100	(47,250)	122,850
Series Great Hot 23	146,944	(28,572)	118,371
Series Seeking a Star 23	130,000	(12,464)	117,536
Series Paddock Buzz	105,000	(8,750)	96,250
Series Real Savvy	283,500	(225,073)	58,427
Series Claire De Lune 22	115,250	(62,066)	53,184
Series Wildcat Gaze 23	57,750	(10,175)	47,575
Series Blue Curl 22	210,666	(168,570)	42,095
Series Lovesick 21	262,513	(234,317)	28,196
Series Crown It 21	152,972	(136,825)	16,147
Series Alliford Bay 21	126,000	(112,700)	13,300
Total	$10,218,244	$(3,201,671)	$7,016,573

See Report of Independent Auditor.

F-203

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the balance sheets approximate their fair value.

Revenue Recognition

The Company and each of its Series recognize revenue in accordance with ASC 606, Revenue from Contracts with Customers. Revenue is recognized when control of a promised good or service transfers to a customer in an amount reflecting the consideration the Company expects to be entitled to, applying the five-step model: (1) identify the contract; (2) identify the performance obligations; (3) determine the transaction price; (4) allocate the transaction price; and (5) recognize revenue when (or as) each performance obligation is satisfied.

Each Series generally holds a single horse asset, and its income arises from activities relating to that horse. The Company’s material sources of income and the related accounting policies are described below. The sale of a horse (including through a claiming race) and the sale of future breeding rights represent dispositions of a long-lived asset held for use and are accounted for as gains or losses outside the scope of ASC 606, as described under “Gains and losses on disposition of horses” below.

Purse Winnings: Purse winnings represent a Series’ contractual share of the purse awarded by a racing association or racetrack (the customer) based on a horse’s participation and finishing position in a race. The Series’ performance obligation is to enter and run the horse in accordance with the conditions established for that race, and it is satisfied at the point in time the race is completed and the results are declared official. The transaction price is variable, determined by the horse’s finishing position and the published purse structure; because it depends entirely on the outcome of the race, it is fully constrained and no revenue is recognized until the race has been run and results are official. Where a Series owns less than 100% of a horse, revenue is limited to the Series’ proportionate ownership share. Costs associated with purse winnings — including jockey mount and win fees, trainer and jockey percentage participations, nomination and entry fees, and allocable training, veterinary, and care costs — are included in cost of revenues.

F-204

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Marketing and Sponsorship: Marketing and sponsorship revenue arises from contracts under which a Series provides sponsorship, promotional, or content rights associated with a horse. The performance obligation is to provide the agreed services or access over the contract term. Revenue is recognized over time (generally straight-line over the term) when the customer simultaneously receives and consumes the benefits as the Company performs; otherwise it is recognized at the point in time the deliverable is provided. The transaction price is the consideration stated in the contract, allocated to distinct performance obligations on a relative standalone-selling-price basis. Costs associated with these arrangements — content production, third-party commissions, and allocable personnel costs — are included in cost of revenues.

Breeding and Stud Fees: Income earned from standing a horse at stud or providing breeding services is recognized when the performance obligation — to provide the breeding (covering) service — is satisfied, generally at the point in time the service is performed and any live-foal or “no-guarantee” condition in the breeding contract is met. The transaction price is the stud fee stated in the contract. Where consideration is a royalty based on the subsequent sale or use of offspring, revenue is recognized under the sales- and usage-based royalty guidance at the later of when the subsequent sale or usage occurs or the related performance obligation is satisfied. Costs associated with breeding income — stallion management, veterinary, and allocable care costs — are included in cost of revenues.

Gains and Losses on Disposition of Horses (Including Claiming Races and Sales of Breeding Rights): A horse is a depreciable long-lived asset held for use. Accordingly, the sale of a horse — whether by private sale, at auction, or by being claimed in a claiming race — and the sale or assignment of future breeding rights are accounted for as dispositions of nonfinancial assets outside the scope of ASC 606. The Company derecognizes the carrying amount under ASC 360 and measures the resulting gain or loss under ASC 610-20 as the difference between the consideration received and the net carrying amount of the asset. These gains and losses are presented in “Gain/(loss) on disposition of horses” within other income/(expense) and are excluded from revenues and cost of revenues. Associated costs consist principally of the net carrying amount derecognized and direct selling costs.

Principal Versus Agent: The Company’s Manager administers each Series, collects amounts due, and remits net proceeds, and certain horses are co-owned with third parties. Each Series is the principal in its revenue arrangements because it controls the specified good or service (the racing, breeding, or sponsorship output of the horse it owns) before transfer to the customer, is primarily responsible for fulfilling the promise, and bears the ownership and performance risk of the horse. Management fees are therefore recognized as operating expenses (“Management charges”) and are not netted against revenue. Where a horse is co-owned, each Series recognizes only its proportionate ownership share of the related income, reflecting the Series’ enforceable rights under the co-ownership arrangement.

Contract Balances: Amounts for purse winnings and breeding services are generally collected after the related performance obligation is satisfied; a receivable is recorded when the Company’s right to consideration is unconditional. The Company had trade receivables of $1,714 and $17,822 as of December 31, 2025 and 2024, respectively, and had no contract assets and no contract liabilities (deferred revenue) as of either date. Advance milestone (“kicker”) payments described in Note 5 are accounted for as liabilities/additional purchase consideration and are not ASC 606 contract liabilities.

Disaggregated Revenues: The Company’s revenues derived from horses, disaggregated by key sources, are as follows for the years ended December 31, 2025 and 2024:

	2025	2024
Purse winnings (point in time)	$2,004,631	$4,500,485
Stud fees (point in time)	699,233	837,144
Other horse revenue	53,662	11,026
Total revenues	$2,757,526	$5,348,655

See Report of Independent Auditor.

F-205

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Cost of Revenues

Costs of revenues include horse related expenses such as insurance, photography, stables and training, transportation and veterinary, depreciation, and gains/losses on horse disposals.

Advertising Expenses

The Company expenses advertising costs as they are incurred.

Income Taxes

The Company is a limited liability company. Accordingly, under the Internal Revenue Code (IRC), all taxable income or loss flows through to its members. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on their individual tax returns. However, the Company has elected, in accordance with IRC, to treat each of the individual series as separate subchapter C corporations for tax purposes. Certain series offered through Regulation D under the Edge offering, are taxed as partnerships, rather than the C corporation election. The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated and consolidating financial statements. The Company believes that its income tax position would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company will continue to be subject to federal, state and local income taxation for any series in which a taxable gain occurs.

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company and each of its listed Series is a business that has not yet generated profits since inception, has sustained a net loss of $4,831,262 during the year ended December 31, 2025, and is dependent upon its Manager for financing its operations. The Company’s and each of its listed Series’ financial performance is impacted by several key factors. Expenses such as training and care, veterinary, and depreciation are incurred from the date of acquisition; however, series revenues will not commence until the horses begin racing sometime during their two-year-old season. Additionally, as horses continue to mature, the series will have increased opportunities to generate greater revenue to offset their ongoing expenses. These factors, among others, raise substantial doubt about the ability of the Company and each of its listed Series to continue as a going concern for a reasonable period of time.

In making this assessment, management weighed the significance of the factors, conditions, and events considered. Management based the conclusion primarily on the inception-to-date cumulative losses. These factors were determined to be the primary drivers of the Company’s and each of its listed Series’ ability to sustain its operating costs in the near term. Management also performed an analysis of its operations through the issuance of these consolidated and consolidating financial statements and funding options currently available to it, including a line of credit available to its Manager and its Manager’s ability and intent to fund any operational needs for the coming year.

See Report of Independent Auditor.

F-206

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Management concluded that its plans successfully alleviate the substantial doubt to the ability of the Company and each of its listed Series to continue as a going concern within one year after the date that the consolidated and consolidating financial statements are issued. No assurance can be given that the Company and each of its listed Series will be successful in these efforts. The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company and each of its listed Series be unable to continue as a going concern.

NOTE 4: ADVANCES FROM MANAGER

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on an interest-bearing revolving line of credit. The Manager is entitled to interest on the outstanding balance as detailed in the respective promissory note for each Series. The Company and each of its listed Series will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company and each of its listed Series will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager per Series:

Series Name (Per FS)	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Series Alliford Bay 21	24,577	–	24,577
Series Arch Support 20	8,678	–	8,678
Series Authentic	(88,001)	–	(88,001)
Series Bernin Midnight 24	127,296	44,640	82,656
Series Blip Says Bye 23	106,299	–	106,299
Series Blue Curl 22	8,210	–	8,210
Series Blue Devil	17,200	–	17,200
Series Bubala 24	103,844	252,694	(148,850)
Series Bundle Broodmare Band 26	230,936	487,200	(256,264)
Series Carpe Fortuna 24	101,322	304,088	(202,765)
Series Claire de Lune 22	41,536	–	41,536
Series Classic Cut	(25,954)	–	(25,954)
Series Confetti 24	117,743	285,097
Series Crown It 21	1,996	–	1,996
Series Divine Mercy 24	153,387	373,375	(219,988)
Series Eyepopnruby 23	66,962	23,025	43,937
Series Formidable Kitt 22	54,636	–	54,636
Series Great Hot 23	79,746	–	79,746

See Report of Independent Auditor.

F-207

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Great Sister Diane 24	115,647	246,413	(130,766)
Series Just Like Lucy 23	79,760	–	79,760
Series Kindle 21	27,658	–	27,658
Series Lovesick 21	(17,685)	–	(17,685)
Series Magic Belle 23	56,820	–	56,820
Series Malibu Bonnie 23	94,135	(0)	94,135
Series Margarita Friday 19	38,175	–	38,175
Series Marsh Hawk 24	144,868	465,343	(320,475)
Series Paddock Buzz	146,421	273,688	(127,267)
Series Restless Rider 23	216,972	31,835	$185,137
Series Savvy Sassy 22	17,003	–	17,003
Series Seeking a Star 23	58,125	4,257	53,868
Series Slam Dunk 24	171,734	878,499	(706,765)
Series Smart Shopping 21	73,346	–	73,346
Series Song of The Lark 21	(208)	–	(208)
Series Spanxamillion 23	101,971	–	101,971
Series STG Broodmare Band	184,840	–	184,840
Series Stirred 23	116,685	38,715	77,970
Series Stylishly 23	126,686	–	126,686
Series Tell the Duchess 19	–	–	–
Series Thank You Note 23	121,121	–	121,121
Series The Incredi-Bundle	51,840	–	51,840
Series Thesis Break 24	90,060	91,270	(1,209)
Series Trust But Verify	175,272	40,082	135,189
Series Wildcat Gaze 23	69,701	2,558	67,144
TOTAL	$3,391,361	$3,842,776	$(284,062)

All Series not presented in the table above had $0 balances due to/from the Manager as of December 31, 2025.

See Report of Independent Auditor.

F-208

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

NOTE 5: LOANS PAYABLE – RELATED PARTY

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit-participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit-participating loan bears a 2.38 percent per annum interest rate and is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit-participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder. $15,606 was outstanding on this loan as of both December 31, 2025 and 2024.

In 2020, with the purchase of the MRH Authentic horse asset, the Company agreed to pay purchase (kickers) upon the achievement of certain milestones.  Kickers of $2,443,750 were earned in 2020 and were recognized as a loan payable obligation to the co-owner Spendthrift Farm LLC, a related party, and capitalized as additional horse asset purchase costs. The loan is to be repaid out of the underlying horse income; net of expenses incurred by the co-owner resulting from the horse’s breeding career.  The loan bears interest at 1.65%. The net horse income applied as repayments against this loan in 2025 was $247,286. As of both December 31, 2025 and 2024, the outstanding balance of the loan was $0 and $247,286, respectively.

The Company’s Manager was entitled to certain unpaid management fees related to the MRH Authentic horse, which totaled $125,737 and $121,781 on December 31, 2025 and 2024, respectively. There were reversals made in 2025 totaling to $136,762 of management fees paid in advance in 2022 that were collected in 2023. As of December 31, 2025 and 2024, the total outstanding balance to the Manager was $180,388 and $273,448, respectively.

The Company’s Manager and another related party, Spendthrift Farm LLC paid certain training costs on behalf of the Company during 2021, 2022, 2023 and 2024. As of December 31, 2025 and 2024, $0 and $1,734 remained outstanding on these agreements, respectively. The note will be repaid at the close of the series from the residual value upon the sale of the horse.  During the year ended December 31, 2025, loan balances of $249,312 were repaid, and additional costs of $51,076 were incurred by the Company.

No interest expenses were incurred for the years ended December 31, 2025 and 2024.

NOTE 6: MEMBERS’ EQUITY

Series Subscriptions

The Company has received membership subscriptions for the following LLC Series as of December 31, 2025.

Series Name	Underlying Asset	Units Offered	Units Tendered	Series Subscription
Series Authentic	Authentic	12,500	12,500	$2,575,000
Series The Filly Four	The Filly Four	8,000	8,000	1,440,000
Series STG Broodmare Band	STG Broodmare Band	5,000	5,000	1,175,000
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	1,170,000
Series The New York Bundle	The New York Bundle	5,100	5,100	1,147,500
Series Restless Rider 23	Steel the Moment	10,000	9,631	1,146,089

See Report of Independent Auditor.

F-209

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Stylishly 23	Black Tie Optional	5,000	5,000	1,140,000
Series The Incredi-Bundle	The Incredi-Bundle	10,200	10,200	1,101,600
Series Essential Rose 20	Rosie's Alibi	10,000	10,000	1,050,000
Series The Royal Duet	The Royal Duet	5,100	5,100	1,030,200
Series Trust But Verify	Trust But Verify	13,333	12,615	971,355
Series Spanxamillion 23	Native Brew	5,000	5,000	870,000
Series Slam Dunk 24	Elevated	10,000	6,883	839,726
Series Balletic	Balletic	10,000	10,000	800,000
Series Malibu Bonnie 23	Munny Problem	10,000	10,000	790,000
Series Blip Says Bye 23	Misstrial	10,000	10,000	780,000
Series Brandy 22	Authentic Spirit	9,000	9,000	765,000
Series Collusion Illusion	Collusion Illusion	25,000	25,000	750,000
Series Big Mel	Big Mel	6,000	6,000	726,000
Series Thank You Note 23	Commissioned	5,000	5,000	720,000
Series Tamboz 21	Catalyst	6,500	6,500	669,500
Series Patsys Kim 21	Lady Blitz	5,000	5,000	665,000
Series Formidable Kitt 22	Elite Heat	5,000	5,000	660,000
Series Elarose 21	Secret Crush	10,000	10,000	640,000
Series Sarrocchi 21	Legitify	5,000	5,000	640,000
Series Smart Shopping 21	Seize the Grey	5,000	5,000	635,000
Series Enchante 21	Simply Enchanting	6,000	6,000	594,000
Series Im A Looker 20	Pioneer Prince	4,000	4,000	580,000
Series Knarsdale 21	Seismic Beauty	5,100	5,100	571,200
Series Wayne O	Wayne O	6,000	6,000	570,000
Series Edge Classic Colts Package	Classic Colts Package	40	40	569,520
Series Savvy Sassy 22	Real Savvy	3,750	3,750	555,000
Series Co Cola 19	Search Engine	5,100	5,100	540,600
Series Lane Way	Lane Way	6,000	6,000	540,000
Series Who Runs the World	Who Runs the World	5,100	5,100	530,400
Series Race Hunter 19	Chasing Time	10,000	10,000	520,000

See Report of Independent Auditor.

F-210

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Lovesick 21	Here's the Kicker	13,333	13,333	519,987
Series Carrothers	Carrothers	5,100	5,100	515,100
Series Divine Mercy 24	Absolution	2,500	2,500	515,000
Series Classic Cut	Classic Cut	10,000	10,000	510,000
Series Keertana 18	American Heiress	5,100	5,100	510,000
Series Future Stars Stable	Future Stars Stable	10,000	10,000	500,000
Series Le Relais 20	Show Your Cards	3,000	3,000	495,000
Series Song of Bernadette 20	Cable Boss	5,100	5,100	494,700
Series Courtisane 19	Tap the Gavel	10,000	10,000	490,000
Series Stirred 23	Stir It Up	3,500	3,144	471,600
Series Monomoy Girl	Monomoy Girl	10,200	10,200	469,200
Series NY Exacta	NY Exacta	2,000	2,000	456,000
Series Silverpocketsfull 19	Iron Works	5,100	5,100	453,900
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	450,000
Series Going to Vegas	Going to Vegas	5,100	5,100	438,600
Series Ari the Adventurer 19	Kanthari	5,100	5,100	433,500
Series Adaay in Asia	Adaay in Asia	5,100	5,100	418,200
Series Claire De Lune 22	Moonlit Courage	5,000	5,000	415,000
Series Blue Curl 22	Isle Blue	5,100	5,100	413,100
Series Bernin Midnight 24	Bern Rate	250	219	394,200
Series Just Like Lucy 23	Love Like Lucy	5,100	5,100	392,700
Series Kindle 21	A Day to Remember	5,500	5,500	390,500
Series Sunny 18	Solar Strike	6,000	6,000	390,000
Series Blue Devil	Blue Devil	5,100	5,100	382,500
Series Mo Mischief	Mo Mischief	5,100	5,100	382,500
Series Paddock Buzz	Paddock Buzz	1,250	1,250	377,500
Series Whosbeeninmybed 19	Micro Share	5,100	5,100	377,400
Series Cayala 19	Provocateur	4,100	4,100	373,100
Series Eyepopnruby 23	My Eyes on You	5,100	4,698	371,142
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	370,000

See Report of Independent Auditor.

F-211

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Magic Belle 23	Mystical Belle	300	300	360,000
Series Vow	Vow	2,000	2,000	358,000
Series Lost Empire 19	Laforgia	10,200	10,200	357,000
Series Great Sister Diane 24	Warranted	6,000	3,070	356,120
Series Seeking a Star 23	Sirius Pursuit	3,000	2,997	353,646
Series Great Hot 23	Raging Inferno	250	250	350,000
Series Song of the Lark 21	Fireball Birdie	2,550	2,550	349,350
Series Alliford Bay 21	Sweet Voyage	3,750	3,750	348,750
Series Echo Warrior 19	Hero Status	6,000	6,000	348,000
Series One Last Night 21	Fancy Quality	3,000	3,000	339,000
Series Grand Traverse Bay 19	Cornice Traverse	750	750	335,250
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	332,000
Series My Fast One 20	One Fast Dream	2,000	2,000	330,000
Series Queen Amira 19	Regal Rebel	2,000	2,000	330,000
Series Miss Sakamoto	Miss Sakamoto	6,000	6,000	324,000
Series Storm Shooter	Storm Shooter	2,000	2,000	324,000
Series Tufnel	Tufnel	5,200	5,200	322,400
Series Thesis Break 24	Doctorate	5,100	3,653	317,811
Series Action Bundle	Action Bundle	10,000	10,000	310,000
Series Jeanne's Speight 20	Stay Fabulous	2,500	2,500	310,000
Series Confetti 24	Start the Party	6,000	2,639	308,763
Series Mo Temptation	Mo Temptation	3,500	3,500	304,500
Series Naismith	Naismith	2,000	2,000	304,000
Series Awe Hush 19	Can't Hush This	1,800	1,800	295,200
Series War Safe	War Safe	2,000	2,000	292,000
Series Tell the Duchess 19	Duke of Love	2,000	2,000	284,000
Series Mrs Whistler	Mrs Whistler	2,000	2,000	274,000
Series Salute to America	Salute to America	1,000	1,000	273,000

See Report of Independent Auditor.

F-212

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Spirit 20	Phantom Ride	3,000	3,000	252,000
Series Into Summer 19	Malibu Mayhem	650	650	250,900
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	50	50	250,000
Series Popular Demand	Popular Demand	1,020	1,020	248,880
Series Bubala 24	Bold Type	5,100	2,121	248,157
Series Margaret Reay 19	A Mo Reay	820	820	246,820
Series Fenwick Hall 20	Inspector	1,200	1,200	242,400
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	233,580
Series Celestial Moon	Celestial Moon	20	20	230,000
Series Got Stormy	Got Stormy	5,100	5,100	229,500
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	229,000
Series Man Among Men	Man Among Men	820	820	223,860
Series Tapitry 19	Infinite Empire	820	820	223,860
Series Crown It 21	Normandy Queen	20	15	217,500
Series Moonbow 20	Cumberland Falls	2,500	2,500	215,000
Series Wildcat Gaze 23	Shezawildone	1,100	1,082	212,072
Series Desire Street 19	Always Hopeful	1,020	1,020	205,020
Series Ashlees Empire 20	Helicopter Money	3,000	3,000	201,000
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	193,000
Series Martita Sangrita 17	Carpe Vinum	600	600	192,000
Series Tizamagician	Tizamagician	600	600	192,000
Series Our Miss Jones 19	Celebrity News	1,200	1,200	187,200
Series More Than Magic 21	Time is Magic	12	12	180,000
Series Deep Cover	Deep Cover	800	800	176,000
Series Frosted Oats	Frosted Oats	4,100	4,100	172,200
Series Mayan Milagra 19	Tepeu	20	20	170,000
Series Amandrea	Amandrea	550	550	162,250
Series Bajan Bashert	Bajan Bashert	16	16	160,000
Series Gentleman Gerry	Gentleman Gerry	20	20	155,000
Series Sweet Sweet Annie 19	In Due Time	20	20	150,000

See Report of Independent Auditor.

F-213

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Twirl Girl 21	Tonality	20	20	150,000
Series Heaven Street	Heaven Street	20	20	150,000
Series Lazy Daisy	Lazy Daisy	1,250	1,250	143,750
Series Latte Da 19	Inalattetrouble	4,100	4,100	143,500
Series National Road	National Road	20	20	140,000
Series Northern Smile 20	Pep Rally	20	20	140,000
Series Without Delay 19	Golden Quality	20	20	140,000
Series Exonerated 19	Above Suspicion	820	820	138,580
Series Two Trail Sioux 17	Annahilate	450	450	135,000
Series Adjust 20	Jai Ho	10	10	135,000
Series High Speed Goldie 21	Flamekeeper	13	13	130,000
Series Yes This Time	Yes This Time	10	10	129,520
Series Demogorgon	Demogorgon	20	20	128,000
Series Vertical Threat	Vertical Threat	600	600	126,000
Series Tell All 19	Walk the Talk	12	12	126,000
Series Speightstown Belle 19	Ancient Royalty	900	900	125,100
Series Dancing Crane	Dancing Crane	20	20	122,000
Series Midnight Sweetie 19	Dolce Notte	820	820	121,360
Series Our Jenny B 21	Vino Grigio	20	20	120,000
Series Power Up Paynter	Power Up Paynter	600	600	114,000
Series Giant Mover 21	Sweet as Sin	110	110	113,630
Series Arch Support 20	Captain Sparrow	10	10	112,000
Series Daddys Joy	Daddy's Joy	600	600	108,000
Series Apple Down Under 19	Howboutdemapples	600	600	103,800
Series Daring Dancer 20	Boppy	750	750	101,250
Series Black Escort 19	Halofied	20	20	100,000
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	100,000
Series Flora Dora 20	Spun Intended	10	10	100,000
Series Timeless Trick 20	Interstellar	12	12	93,000
Series Grand Traverse Bay 20	Sun Valley Road	750	750	90,750

See Report of Independent Auditor.

F-214

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Motion Emotion	Motion Emotion	1,020	1,020	85,680
Series Social Dilemma	Social Dilemma	510	510	85,170
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	84,600
Series Ambleside Park 19	Lookwhogotlucky	410	410	84,050
Series New York Claiming Package	The New York Claiming Package	510	510	71,400
Series Consecrate 19	Sacred Beauty	410	410	64,370
Series Escape Route	Escape Route	10	10	62,952
Series Street Band	Street Band	50	50	61,500
Series Madiera Wine	Madiera Wine	20	20	50,000
Series Cairo Kiss	Cairo Kiss	80	80	44,400
Series Squared Straight	Squared Straight	150	150	40,500
Series Soul Beam	Soul Beam	65	65	39,650
Series Bella Chica	Bella Chica	100	100	38,000
Series De Mystique 17	Dancing Destroyer	250	250	35,000
Series Noble Goddess	Noble Goddess	300	300	33,000
Series Shake It Up Baby	Shake it Up Baby	250	250	32,500
Series Zestful	Zestfull	100	100	32,000
Series Miss Puzzle	Miss Puzzle	125	125	31,250
Series Sauce On Side	Sauce on Side	125	125	30,000
Series Utalknboutpractice	Utalknboutpractice	100	100	30,000
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	29,720
Series Takeo Squared	Takeo Squared	100	100	27,000
Series Kichiro	Kichiro	200	200	26,000
Series Kiana's Love	Kiana's Love	200	200	24,000
Series Nileist	Nileist	45	45	23,850
Series Moonless Sky	Moonless Sky	200	200	22,000
Series Sigesmund	Sigesmund	200	200	20,000
Series Night of Idiots	Night of Idiots	80	80	20,000

See Report of Independent Auditor.

F-215

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

Series Tavasco Road	Tavasco Road	80	80	18,400
Series Madarnas	Madamas	50	50	17,500
Series Swiss Minister	Swiss Minister	50	50	14,000
Series Bullion	Bullion	25	25	11,750
Series Amers	Amers	75	75	10,500
Series Major Implications	Major Implications	20	20	4,600
Series Carpe Fortuna 24	Circe	2,550	–	–
Series Bundle Broodmare Band 26	Broodmare Band '26	3,000	–	–
Series Marsh Hawk 24	Marsh Hawk '24	7,500	–	–
Series Forever Rose	Forever Rose	1,250	–	–
Series Ishvana 21	Ishvana 21	–	–	–
Series Ocean Magic 18	Palace Foal	–	–	–
Total Subscriptions		602,492	572,456	$63,963,690

The members of each of the Company’s series have certain rights with respect to the membership series they are subscribed to. Each series generally holds a single horse asset. A series member is entitled to their pro rata share of the net profits derived from the horse asset held in that series after deduction of expense allocations and direct expenses attributable to the underlying horse asset, based on their percentage of the total outstanding membership interests in that series.

Distributions are recorded when declared. When a declared distribution is not yet paid as of a balance sheet date, it is recorded as a distribution payable liability. Distributions payable amounted to $0 and $126,015 as of December 31, 2025 and 2024, respectively.

The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, are solely the debts, obligations, and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation, or liability.

NOTE 7: RELATED PARTY TRANSACTIONS

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4 for further discussions.

The Company has various loans outstanding with related parties, as described in Note 5.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

See Report of Independent Auditor.

F-216

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the years then ended

NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company and each of its listed Series adopted this standard in 2022 and it had no effect on the Company’s consolidated and consolidating financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company and each of its listed Series will adopt those that are applicable under the circumstances.

NOTE 9: COMMITMENTS, CONTINGENCIES, AND CONCENTRATIONS

Legal Matters

The Company and each of its listed Series is not currently involved with and does not know of any pending or threatening litigation against the Company, each of its listed Series, or its member.

Long-Term Debt

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan that bears a 2.38 percent per annum interest rate is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal.

During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder.

NOTE 10: SUBSEQUENT EVENTS

Anticipated Crowdfunded Offering

The Company and each of its listed Series is planning to continue to raise capital through the issuance of securities exempt from registration under Regulation A 2026.

Management’s Evaluation

Management has evaluated subsequent events through April 16, 2026, the date the consolidated and consolidating financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated and consolidating financial statements.

See Report of Independent Auditor.

F-217

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 1, 2026	MY RACEHORSE CA LLC

By: Experiential Squared, Inc., its Manager

By: /s/ Michael Behrens
Name: Michael Behrens
Title: Chief Executive Officer

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Behrens Name: Michael Behrens	Chief Executive Officer and Secretary of Experiential Squared, Inc. (Principal Executive Officer)	September 1, 2026

/s/ R. Matthew Hendricks	Chief Financial Officer (Principal Financial Officer)	September 1, 2026
Name: R. Matthew Hendricks

MY RACEHORSE CA LLC By: /s/ Michael Behrens Name: Michael Behrens Title: Chief Executive Officer	Manager	September 1, 2026

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